SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM N-1A

      Registration Statement Under The Securities Act of 1933     |X|
      Pre-Effective Amendment No.                                 |_|
      Post-Effective Amendment No. 47                             |X|
                and/or
      Registration Statement Under The Investment Company
      Act of 1940                                                 |X|
      Amendment No. 50                                            |X|

                             ----------------------

                Registrant's Name, Address and Telephone Number:
      American Federation of Labor and Congress of Industrial Organizations
                            Housing Investment Trust
                               1717 K Street, N.W.
                                    Suite 707
                             Washington, D.C. 20006
                                 (202) 331-8055

                     Name and Address of Agent for Service:
                                 Kenneth G. Lore
                              Bingham McCutchen LLP
                         3000 K Street, N.W., Suite 300
                             Washington, D.C. 20007

                               -------------------

It is proposed that this filing will become effective:

|_|   immediately upon filing pursuant to paragraph (b)
|X|   on May 1, 2006 pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on (date) pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   on (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                                     [LOGO]

                                    --------
                                   PROSPECTUS
                                    --------

      The investment objective of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is to generate competitive risk-adjusted total rates of return for its participants by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations. Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Prospectus sets forth information about the HIT that you should know before investing. You should read and retain this Prospectus for future reference.

The date of this Prospectus is May 1, 2006.

                                TABLE OF CONTENTS
                                                                            PAGE

OVERVIEW.......................................................................1

HIT'S OBJECTIVES...............................................................1

HIT'S PRINCIPAL INVESTMENT STRATEGIES..........................................1

RISKS OF INVESTING IN THE HIT..................................................2

HIT PAST PERFORMANCE...........................................................3

EXPENSES OF THE HIT............................................................4

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.......6

INVESTMENT OBJECTIVES..........................................................6

PRINCIPAL INVESTMENT STRATEGIES AND PERMISSIBLE INVESTMENTS....................6

PRINCIPAL INVESTMENT RISKS.....................................................9

BUYING AND SELLING UNITS IN THE HIT...........................................11

ELIGIBLE INVESTORS............................................................11

PURCHASING UNITS..............................................................12

SELLING OR REDEEMING UNITS....................................................12

DISTRIBUTION CHARGES (RULE 12B-1 FEES)........................................13

MANAGEMENT AND STRUCTURE......................................................13

MANAGEMENT....................................................................13

HIT STRUCTURE.................................................................14

OTHER.........................................................................15

DISTRIBUTIONS AND TAXES.......................................................15

FINANCIAL HIGHLIGHTS..........................................................15

FOR ADDITIONAL INFORMATION....................................................17

STATEMENT OF ADDITIONAL INFORMATION...........................................17

ANNUAL AND SEMI-ANNUAL REPORTS TO PARTICIPANTS................................17

CONTACT THE HIT...............................................................17

SECURITIES AND EXCHANGE COMMISSION............................................17

                                    OVERVIEW

      The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is an open-end investment company, commonly called a mutual fund.

      This section of the Prospectus provides a brief summary of the HIT's investment objectives, strategies and primary risks, as well as performance and expense information. More detailed information about the HIT follows this summary and is also contained in the HIT's Statement of Additional Information ("SAI").

HIT'S OBJECTIVES

      The HIT's investment objective is to generate competitive risk-adjusted total rates of return for its investors ("Participants") by investing in fixed-income investments, primarily multifamily and single family mortgage-backed securities and mortgage-backed obligations, including participation interests ("Mortgage Securities"). Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish these objectives, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of multifamily and single family housing projects and health care facilities and in Mortgage Securities backed by single family loans. All on-site construction work directly financed through HIT investments is required to be performed by 100% union labor.

HIT'S PRINCIPAL INVESTMENT STRATEGIES

      Current income is the most important factor in the HIT's total returns over the long term. To generate current income and minimize credit risk, the HIT's declaration of trust (the "Declaration of Trust") requires it to invest primarily in Mortgage Securities that are either insured or guaranteed by the Federal Housing Administration ("FHA") or Government National Mortgage Association ("Ginnie Mae"), both part of the United States Department of Housing and Urban Development, or are issued, guaranteed or backed by Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). The term "assets," as used in this Prospectus, means funds invested or available for investment by the HIT. There is no cap on the percentage of the HIT's assets that may be invested in the category of investments described in this paragraph.

      The HIT may also invest up to 30% of its assets in Mortgage Securities that are insured or guaranteed by state or local governments, state or local governmental entities or private entities that are rated A or better by a nationally recognized statistical rating organization.

      Finally, the HIT may invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the Federal Home Loan Banks ("FHLBs"), (iii) securities other than Mortgage Securities backed by Fannie Mae, Freddie Mac or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating agency, and (iv) subject to a further limit of no more than 10% of the value of all of the Trust's assets, commercial mortgage backed securities ("CMBS"), as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating agency (collectively, "Other Securities").

      The types of Mortgage Securities in which the HIT may invest are described in more detail below under the heading "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS."

      Consistent with the HIT's objective of minimizing credit risk, as of December 31, 2005, 95.1% of the HIT's assets were issued, guaranteed or insured by the U.S. government or U.S. government sponsored enterprises including Fannie Mae, Freddie Mac and the FHLBs, and an additional 1.57% of its assets were held in cash or Short-Term Investments as defined below under the heading "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS -PRINCIPAL INVESTMENT STRATEGIES AND PERMISSIBLE INVESTMENTS."

      The HIT relies primarily on credit enhancement by governmental units and agencies, government-sponsored enterprises, or rated private entities to reduce the credit risk associated with its portfolio investments. The

HIT also seeks to invest in securities which finance projects that will enhance local community development efforts and/or have financial or other support from local or state governments, such as tax credits or subsidies. Many of the Mortgage Securities in which the HIT invests are backed by mortgages for multifamily housing development transactions it directly negotiates and structures to meet its requirements. In these cases, the HIT may obtain assets tailored to its risk, return and duration requirements.

      The HIT tracks its returns against the Lehman Brothers Aggregate Bond Index, a core fixed-income index, and uses a variety of strategies to maintain a risk profile comparable to that benchmark index. These strategies include, but are not limited to, managing duration of the portfolio (which impacts directly upon interest rate risk) within a range comparable to the benchmark index, and managing prepayment risk by negotiating prepayment restrictions for Mortgage Securities backed by multifamily housing projects including market-rate housing, low-income housing, housing for the elderly or handicapped, intermediate care facilities, assisted living facilities and nursing homes (collectively, "Multifamily Projects").

      The HIT actively manages its Mortgage Securities and Other Securities to meet the needs of the HIT, including the need to adjust the duration, yield and diversification of the HIT's portfolio to track more closely the HIT's benchmark index.

RISKS OF INVESTING IN THE HIT

      The value of the HIT's investments and units of beneficial interest in the HIT ("Units") may go up or down and Participants' holdings in the HIT could gain or lose value. The HIT's principal risks are those of investing in fixed-income securities, which include the following types of risks:

      Interest Rate Risk: As with any fixed-income investment, the market value of the HIT's investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates on the investments. Participants who sell Units at times when interest rates have increased may incur a loss. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT's Mortgage Securities or CMBS to increase unexpectedly. This could in turn further reduce the value of the HIT's portfolio. When market interest rates decline below the interest rate of the HIT's investments, those investments may be valued at a premium above their face amount. In the event that market interest rates then rise, the premium reflected in the value of those HIT investments may be reduced or eliminated. Conversely, when market interest rates rise above the interest rate of the HIT's investments, those investments may be valued at a discount below their face amount.

      Prepayment and Extension Risk: Generally, the market value of the HIT's investments will rise at times when market interest rates fall below the interest rates on the investments. However, at such times, some borrowers may prepay the mortgage loans backing the HIT's Mortgage Securities or CMBS more quickly than might otherwise be the case. In such event the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates than those which were prepaid. As noted above, the majority of the HIT's Mortgage Securities backed by loans for Multifamily Projects include restrictions on prepayments for specified periods when originated to help protect against this risk.

      When market interest rates rise above the interest rates of the HIT's investments, the prepayment rate of the mortgage loans backing the HIT's Mortgage Securities or CMBS may decrease, causing the average maturity of the HIT's investments to lengthen. This could in turn further reduce the value of the HIT's portfolio.

      Credit Risk: Credit risk is the risk of loss of principal and interest as a result of a default under the credit enhancement backing the HIT's Mortgage Securities after a default on the underlying mortgage loan. The HIT's assets must be primarily invested in securities that are issued, guaranteed or insured by the United States government, Fannie Mae, Freddie Mac, or the FHLBs. Historically, the credit risk associated with this type of investment has been low. However, Fannie Mae, Freddie Mac and the FHLBs are privately-owned government-sponsored enterprises and their obligations are not backed by the United States government. While Fannie Mae, Freddie Mac and the FHLBs may borrow funds from the United States Treasury, the amount available under such borrowings is very small as a percentage of the total amount of obligations issued and/or guaranteed by Fannie Mae, Freddie Mac and the FHLBs.

      To the extent credit enhancement for the HIT's Mortgage Securities is provided by private entities or state or local governments or agencies or instrumentalities of state or local governments, there is a risk that there will be a default on the underlying mortgage loan and that the insurer/guarantor will not be able to meet its insurance or guaranty obligations. Up to 30% of the HIT's assets may be invested in Mortgage Securities which have credit enhancement provided by such entities, or have evidence of support by a state or local government or agency or instrumentality thereof. The Declaration of Trust imposes certain rating requirements on the entities providing such credit enhancement.

      If the credit rating of any credit enhancement provider is reduced, the value of the investments guaranteed or insured by that entity may be reduced and could be worth less than their face amount or the value at which such securities were acquired by the HIT. The HIT is not required to divest itself of assets insured or guaranteed by an entity that has been subject to a reduction in its credit rating even if the HIT would not have been authorized to acquire such asset had the reduced rating been in effect at the time the HIT acquired such asset.

      CMBS typically do not have credit enhancement provided by a government agency or instrumentality, by any private mortgage insurer or any other firm or entity. Instead, a CMBS offering will consist of several different classes or "tranches" of securities, which have varying exposure to default. The HIT may invest only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating agency (e.g. AAA or Aaa), which should have the lowest credit risk within the offering.

      Default Risk: There is a risk that borrowers may default under the mortgage loans that directly or indirectly secure the HIT's Mortgage Securities or CMBS. In such event, the HIT may experience a loss of principal and interest on the related Mortgage Securities or CMBS. Some forms of credit enhancement, including Ginnie Mae, Fannie Mae and Freddie Mac guarantees, would eliminate the risk of loss of principal and interest on the Mortgage Securities. Mortgage Securities insured by FHA are fully insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but the mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable upon default in accordance with its mortgage insurance program.

      The HIT seeks to minimize the risk of default by seeking in most cases to invest in credit enhanced Mortgage Securities. The provisions of credit enhancement however extend only to the face amount of the security and not to any premium in the price or value of such securities. To the extent guarantees, insurance or other credit enhancements cover any resulting losses of principal and interest, the impact of any default on such a mortgage loan securing a Mortgage Security on HIT's portfolio will be the premature liquidation of the relevant loan and the related Mortgage Security and loss of the premium, if any, in its price or value.

      An investment in the HIT is not insured by the federal government, any government agency, Fannie Mae, Freddie Mac, the FHLBs or any other firm or entity. For more information about the above risks and other risks associated with the HIT and its risk management strategies, see "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS -- PRINCIPAL INVESTMENT RISKS" below.

      The HIT seeks to minimize the risk of default with respect to mortgage loans securing CMBS by investing only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating agency.

HIT PAST PERFORMANCE

      The bar chart below and the following table provide an indication of the risks of investing in the HIT by illustrating how much returns can differ from one year to the next. The table also shows how the HIT's average annual total returns for one, five, and ten years compared to the Lehman Brothers Aggregate Bond Index, which provides a broad measure of market performance. The HIT's past performance does not insure that it will achieve similar results in the future.


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

                              (ANNUAL TOTAL RETURNS
                           Net of Operating Expenses)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1996    1997    1998    1999     2000     2001     2002    2003    2004    2005
5.12%   10.74%  8.28%   -0.57%   12.31%   8.21     11.64   3.78%   4.20%   2.64%

During the ten-year period identified in the bar chart above, the highest return for a quarter was 4.82% (quarter ended September 30, 2001) and the lowest return for a quarter was -2.50% (quarter ended June 30, 2004).

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (for the periods ended December 31, 2005)

                               PAST ONE YEAR    PAST FIVE YEARS   PAST TEN YEARS
                               -------------    ---------------   --------------
AFL-CIO Housing
Investment Trust                   2.64%             6.04%             6.56%

      Lehman Brothers
    Aggregate Bond Index
(reflects no deductions for
    fees or expenses)(2)           2.43%             5.87%             6.16%

EXPENSES OF THE HIT

----------
(1) Average annual total returns are calculated by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods that would equate a hypothetical $50,000 original investment to the ending redeemable value. The HIT's total return will vary depending on market conditions, the investments comprising the HIT's portfolio, the HIT's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. Average annual total returns are presented without reflecting the impact of federal income taxes because the HIT's Participants are exempt from federal income taxes. See "Eligible Investors" and "Distributions and Taxes."

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of government bonds, agency bonds, investment grade corporate debt securities, mortgage-backed securities, CMBS, and asset-backed securities.


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

      This table describes the expenses that you may pay if you buy and hold Units in the HIT. The HIT charges no fees paid directly from your investment (e.g. the HIT does not assess any sales charges (load), redemption fees, exchange fees or any other account fees). The expenses shown under "Annual HIT Operating Expenses" are based upon those incurred in the fiscal year ended December 31, 2005.

                          ANNUAL HIT OPERATING EXPENSES
                (expenses that are deducted from the HIT's assets
                     as a percentage of average net assets)

        Management Fees                                     0.00%(1)

        Distribution (12b-1) Fees                           0.01%

        Other Expenses                                      0.36%

        Total Annual HIT Operating Expenses                 0.37%

Example

      This example is intended to help you compare the cost of investing in the HIT with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the HIT for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the HIT's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         One Year.       Three Years        Five Years         Ten Years
         --------        -----------        ----------         ---------

           $37               $117              $204               $460

      Since the HIT charges no redemption fees, these amounts would be the same regardless of whether you redeem your Units.

                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

----------
(1) The HIT's portfolio is internally managed, except for a portion of its investments with a scheduled maturity not to exceed 24 months which are managed by an investment adviser, Wellington Management Company, LLP. Since the management fee paid to Wellington Management Company, LLP in 2005 was less than 0.001%, this fee is included in other expenses and not shown separately in the table.


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

      The HIT's investment objective is to generate competitive risk-adjusted total rates of return for its Participants by investing in fixed-income investments, primarily Mortgage Securities. Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of Multifamily Projects and single family housing projects and in Mortgage Securities backed by single family loans. All on-site construction work financed through the HIT's investments is required to be performed by 100% union labor. These objectives are set forth in the HIT's Declaration of Trust.

PRINCIPAL INVESTMENT STRATEGIES AND PERMISSIBLE INVESTMENTS

Principal Investment Strategies

      The HIT's principal investment strategies are as follows:

            o To minimize credit risk and generate current income, the HIT intends to maximize the portion of its assets in investments insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae or Freddie Mac, directly or indirectly, to the extent that market conditions permit and consistent with its overall objectives.

            o To mitigate interest rate risk, the HIT's policy is to maintain the effective duration of its portfolio within the range of plus or minus one-half year of the effective duration of the Lehman Brothers Aggregate Bond Index. The HIT periodically compares the effective duration of its portfolio to the effective duration of the Lehman Brothers Aggregate Bond Index and sells and acquires securities in order to be
                  "market neutral" when compared to the Lehman Brothers Aggregate Bond Index. For the five-year period ended on December 31, 2005, the HIT's average annualized portfolio turnover rate was 66.44%, which reflects the effects of this policy. The HIT does not employ interest rate anticipation strategies.

            o     To mitigate  prepayment  risk,  the HIT  typically  negotiates prepayment restrictions for its investments in Mortgage Securities backed by Multifamily Projects. Such prepayment restrictions, also known as "call protection," can take the form of prepayment lockouts, prepayment premiums, yield maintenance premiums or a combination of the foregoing. The forms of call protection that the HIT typically negotiates include prepayment lockouts ranging from 2 to 10 years from the completion of the related project and prepayment premiums ranging from 1.00% to 7.00% of the amount prepaid. As of December 31, 2005, 98.7% of the HIT's investments in Mortgage Securities backed by Multifamily Projects possessed some form of call protection and 75.3% of Other Securities in which the HIT invested were structured so that they may not be prepaid prior to their maturity.

            o The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment in or backed by mortgage loans that have not yet closed. For Multifamily Projects to be built, the HIT typically agrees to a fixed interest rate and purchase price for Mortgage Securities to be delivered in the future. In periods of declining interest rates, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT. The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by Multifamily Projects by including mandatory-delivery clauses in its commitments. In addition, the HIT usually requires a good faith deposit (generally 1/2 point), payable when commitments for Mortgage Securities related to Multifamily Projects are issued. The HIT retains the deposit if any such investment is not delivered to it. These mechanisms help assure delivery of the related Mortgage Securities, but there is


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

                  no guarantee that all investments the HIT commits to purchase will actually be delivered to it, or that the deposit will cover the lost value of any Mortgage Security not delivered as required.

            o Pending investment in Mortgage Securities, the HIT's assets are held in various short-term instruments, including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance ("Short-Term Investments").

      The HIT does not invest in interest-only ("IO") and principal-only ("PO") collateralized mortgage obligations. IO and PO investments can be highly volatile and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

      The HIT's Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting in a concentration of investments in the real estate industry. For more information about the HIT's investment objectives and permitted investments, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the SAI.

Permissible Investments

      The types of Mortgage Securities in which the HIT is permitted to invest, which are described below, are set forth in the Declaration of Trust.

      Federally Insured or Guaranteed Mortgage Securities; Fannie Mae/Freddie Mac-Related Mortgage Securities. The HIT must invest primarily in these types of Mortgage Securities, which include:

      o Construction and permanent mortgage loans which are insured or guaranteed by the federal government or an agency of the federal government, including the FHA, Ginnie Mae and the Department of Veterans Affairs;

      o Mortgage-backed securities which are secured by mortgage loans and/or securities which are insured or guaranteed by the federal government or an agency of the federal government and are rated AAA or AA by a nationally recognized statistical rating organization, including Real Estate Mortgage Investment Conduit Securities ("REMICS"), which are mortgage-backed securities collateralized by or representing an interest in a pool of mortgages or mortgage-backed securities;

      o Mortgage loans, securities or other obligations which are issued or guaranteed by Fannie Mae or Freddie Mac (including Fannie Mae mortgage-backed securities, Freddie Mac participation certificates, and REMICS). Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. As of December 31, 2005, each had a senior long-term unsecured debt rating of "AAA" from Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. and a long-term senior unsecured debt rating of "Aaa" from Moody's Investor Service, Inc. The United States government does not insure or guarantee Fannie Mae or Freddie Mac obligations;

      o Securities which are backed by Fannie Mae or Freddie Mac and are rated AAA or AA by a nationally recognized statistical rating organization when issued;

      o Securities that are secured by single family or multifamily mortgage securities and/or single family or multifamily mortgage loans and are rated AAA by a nationally recognized statistical rating agency.

      The HIT intends to concentrate its investments in these types of Mortgage Securities to the extent that market conditions permit, consistent with the overall objectives of the HIT.

      State/Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans for Projects which Have Evidence of Support from a State or Local Government and which Meet Specified Underwriting Criteria. The HIT may invest up to 30% of its assets in Mortgage Securities that are insured or guaranteed by state or local governments, state or local governmental entities or private entities that are rated A or better by a nationally recognized statistical rating organization (including credit-enhanced bridge loans for federal low-income housing tax credit or federal rehabilitation tax credit projects) or construction and/or permanent mortgage loans for projects which have evidence of support from a state or local government (or an agency or instrumentality thereof) and meet certain underwriting criteria specified in the Declaration of Trust. In addition, certain of the investments in these categories are subject to caps, expressed as a maximum percentage of the HIT's assets, as set forth below.

      Investments in the categories described in the immediately preceding paragraph include the following types of mortgage loans (as well as interests in and securities backed by these types of mortgage loans):

            o Construction and/or permanent mortgage loans which have credit enhancement to the extent required by the Declaration of Trust from a state or local government (or an agency or instrumentality thereof), including state and local housing finance agencies;

            o Construction and/or permanent mortgage loans which are made by a state or local government entity or any other lender, as long as the loan (or securities backed by the loan) is secured by a cash escrow or a letter of credit, insurance or another form of guaranty issued by an entity which meets credit rating requirements established pursuant to the Declaration of Trust;

            o Credit-enhanced bridge loans for housing projects, the owners of which are eligible to receive and have allocations or other rights to receive federal low-income housing tax credits or federal rehabilitation tax credits and which meet the credit enhancement criteria specified in the Declaration of Trust. The total principal amount of the investments in this category outstanding from time to time may not exceed 5% of the value of all of the HIT's assets;

            o Construction and/or permanent mortgage loans, provided that the total principal amount of such investments outstanding from time to time shall not exceed 4% of the value of all of the HIT's assets. Such loans must meet the underwriting criteria specified in the Declaration of Trust including:

                  o in the case of projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance, or another form of guaranty or credit support of the HIT's investment in an amount which will cover all losses down to a 60% loan-to-value level, or the project receives the benefits of low income housing tax credits), that the state or local government (or an agency or instrumentality thereof) or a tax-exempt foundation make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects at stabilization be at least 1.15, based upon the HIT's' projections of future income and expenses; and

                  o in the case of the financing of market rate projects, that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT's investment in an amount which will cover all losses down to a 60% loan-to-value level) and that the minimum debt service coverage at stabilization be at least 1.25, based upon the HIT's projections of future income and expenses.

      The HIT may also invest in state and local government credit enhanced Mortgage Securities or privately credit-enhanced Mortgage Securities which have any combination of the types of credit enhancement required for HIT investments, as long as 100% of the principal portion of the investment has an acceptable form of credit enhancement. Multiple forms of credit enhancement may be combined either concurrently or sequentially.

      The Mortgage Securities described in this section will not be insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae or Freddie Mac. In addition, these Mortgage Securities do not have to be rated or ratable, although some of these Mortgage Securities must have credit enhancement provided by an entity having a rating which is equal to or better than a specified level. The Declaration of Trust contains very specific criteria for these types of investments. For more information about these types of investments and the criteria which apply to each, see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--STATE/LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES; PRIVATELY CREDIT ENHANCED MORTGAGE SECURITIES" in the SAI.

      Other Securities. The HIT may invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the FHLBs, (iii) securities other than Mortgage Securities backed by Fannie Mae, Freddie Mac or the FHLBs, as long as such securities are rated in one of the two highest rating categories at the time of acquisition by at least one nationally recognized statistical rating agency, and (iv) subject to a further limit of no more than 10% of the value of all of the Trust's assets, CMBS, as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating agency.

      CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans which fully amortize over their terms and the properties securing the mortgage loans which back the CMBS may also be subject to subordinate debt and/or mezzanine debt.

PRINCIPAL INVESTMENT RISKS

      As with any mutual fund, there can be no guarantee that the HIT will meet its objectives, or that the HIT's returns will be positive over any period of time. This section contains a summary discussion of the primary risks which can affect the value of an investment in the HIT.

Interest Rate Risk

      The net asset value, or "NAV," of each Unit in the HIT reflects the market value of the HIT's portfolio. The value of the HIT's portfolio, and the resulting NAV of the Units, will fluctuate, primarily in response to changing interest rates. Generally, when market interest rates rise, the NAV will generally fall and conversely, when market interest rates fall, the NAV generally will rise. If market interest rates rise above the interest rates on the HIT's Mortgage Securities, Other Securities and Short-Term Investments, the value of those investments will fall below the principal amount of those investments. Participants who redeem Units at such times may suffer a loss.

      As a risk mitigation strategy, the HIT periodically buys or sells Mortgage Securities and Other Securities in order to address fluctuations in the expected weighted average life of the portfolio, manage the duration of the portfolio and maintain a desirable level of portfolio diversification. Weighted average life is the average expected life of a security, taking into account the maturity, amortization and likelihood of prepayment of the security. Duration is a risk measure used to express the price (value) sensitivity of a fixed-income security as it relates to changes in the general level of interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of the projected cash flows generated by the security over its life. Duration is calculated by discounting the future interest and principal payments to reflect their present value and then multiplying such payments by the number of years they will be received to produce a value expressed in years.

Effective duration takes into account call features and prepayment expectations that may shorten or extend the expected life of a security.

Prepayment and Extension Risk

      Falling market interest rates generally cause the value of the HIT's Mortgage Securities and Other Securities to rise. However, unlike most other fixed-income investments, falling market interest rate environments may also result in downward pressures on the value of the HIT's Mortgage Securities or CMBS if these securities are not subject to prepayment protections, because borrowers tend to refinance. The loss of high-yielding Mortgage Securities or CMBS as a result of refinancing and the reinvestment of proceeds at lower interest rates can reduce the potential value increase in the value of Mortgage Securities or CMBS which might otherwise occur in response to falling interest rates, reduce the yield on Mortgage Securities or CMBS, and cause values of Mortgage Securities or CMBS to fall below what the investor paid for it, resulting in an unrealized loss. Any of these events could cause a decrease in the HIT's income and/or Unit price. As described above, the HIT negotiates forms of prepayment restrictions on its Mortgage Securities backed by Multifamily Projects to mitigate this risk.

      When  market   interest  rates  rise  above  the  interest  rates  of  HIT investments, the prepayment rate of the mortgage loans backing the HIT's Mortgage Securities or CMBS may decrease, causing the average maturity of HIT investments to lengthen. This may increase the HIT portfolio's sensitivity to rising rates and its potential for price declines.

Default Risk

      As of December 31, 2005, 96.7% of the HIT's assets were directly or indirectly insured by FHA or guaranteed by Ginnie Mae or issued or guaranteed by Fannie Mae, Freddie Mac or the FHLBs or were in cash, Short-Term Investments or U.S. Treasuries. In addition, almost all of the HIT's other Mortgage Securities have some form of credit enhancement to protect against losses in the event of default.

      Notwithstanding the credit enhancement protection, the HIT may experience losses in the event of defaults under the loans that directly or indirectly back the HIT's Mortgage Securities or CMBS. Some forms of credit enhancement, including Ginnie Mae, Fannie Mae and Freddie Mac guarantees, eliminate the risk of loss of principal and interest on the Mortgage Securities if honored in accordance with their terms.

      Mortgage Securities insured by FHA are fully insured as to the principal amount of the related mortgage loan, but FHA deducts 1% of the principal amount of the defaulted mortgage loan as an assignment fee on an insurance claim. FHA insures interest on the defaulted mortgage loan through the date of default, but mortgage insurance benefits do not include the accrued interest due on the date of default. FHA may also deduct certain other amounts or make other adjustments in the mortgage insurance benefits payable in accordance with its mortgage insurance program.

      To the extent guarantees, insurance or other credit enhancements cover any resulting losses of principal and interest, the impact of any default on a mortgage loan securing a Mortgage Security on the HIT's portfolio will be the premature liquidation of the relevant loan and the related Mortgage Security.

      If a state or local government entity or private entity providing credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security. The HIT seeks to minimize the risk of default by seeking to invest in credit enhanced securities. The provisions of credit enhancement however extend only to the face amount of the security and not to any premium in the price or value of such securities. In the case of Mortgage Securities backed by nursing home or assisted living facilities, economic performance may also be affected by state and federal laws and regulations affecting the operation of the underlying facility, as well as state and federal reimbursement programs and delays or reductions in reimbursements. The very small portion of the HIT's Mortgage Securities with no form of credit enhancement will be subject to all the risks inherent in investing in loans secured by real estate.

      During the five years ended on December 31, 2005, the HIT realized losses of approximately .010% of its average year-end net assets because of defaults. These defaults occurred on FHA-insured multifamily mortgage loans.

      The HIT seeks to minimize the risk of default with respect to mortgage loans securing CMBS by investing only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating agency (for example, AAA rating from Standard & Poor's). For more information about real estate-related risks and potential losses, see "RISK FACTORS -- Real Estate - Related Risks" and "RISK FACTORS -- Defaults on Loans" in the SAI.

Credit Risk

      Most of the state and local government credit-enhanced investments and privately credit-enhanced investments that the HIT may make are expected to have credit enhancement given by an entity which possesses a specified credit rating. Such investments themselves do not have to be rated or ratable. There is no assurance that a rated credit enhancement provider will retain the required rating level for the life of the investment. Instead, as is the case with any rating, the rating could be revised downward or withdrawn entirely at any time by the rating entity which issued it. A rating downgrade or the withdrawal of a rating may indicate an increase in the risk of default by the credit enhancement provider in the event of a default on the related Mortgage Security and may also result in a reduction in the value of the investment and/or make it illiquid. The HIT is not required to dispose of any Mortgage Security solely because the rating of any entity providing credit enhancement for such investment has been downgraded or withdrawn even if the HIT would not have been authorized to acquire such asset had the reduced rating been in effect at the time the HIT acquired such asset

      As noted above, the HIT may invest a limited portion of its assets in Mortgage Securities which are not rated or credit-enhanced. A rating does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the rating agency, but ratings do provide a prospective investor with some indication that the proposed structure and revenue analysis for the investment satisfy the rating agency's internal criteria for the applicable rating. Unrated investments may also be less liquid than rated investments.

      CMBS typically do not have credit enhancement provided by a government agency or instrumentality, by any private mortgage insurer or any other firm or entity. Instead, a CMBS offering will consist of several different classes or "tranches" of securities, which have varying exposure to default. The credit risk with respect to CMBS is risk that the level of defaults on the underlying mortgage loans may be severe enough to result in shortfalls in the payments due to the particular tranche of the CMBS in which the HIT has invested. The HIT may invest only in CMBS rated in the highest rating category by at least one nationally recognized statistical rating agency (e.g. AAA or Aaa), which should have the lowest credit risk within the offering.

      For more information about the risks of an investment in the HIT, please see "INVESTMENT OBJECTIVES, POLICIES AND RISKS--RISK FACTORS" in the SAI.

Portfolio Holdings

      A description of the HIT's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available under "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS- Disclosure of Portfolio Holdings" in the HIT's SAI.

                       BUYING AND SELLING UNITS IN THE HIT

ELIGIBLE INVESTORS

      Only "Labor Organizations" and "Eligible Pension Plans" may purchase Units in the HIT. Pursuant to the Declaration of Trust, a "Labor Organization" means an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment, and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization. The term Labor Organization also includes any employee benefit plan of a Labor Organization and any other organization that is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization.

      Pursuant to the Declaration of Trust, an "Eligible Pension Plan" is a pension plan constituting a qualified trust under Section 401(a) of the Internal Revenue Code of 1986, as amended, that has beneficiaries who are represented by a Labor Organization and the management of which has the discretionary right to invest funds of beneficiaries without the direct intervention or control of those beneficiaries.

      To inquire about the purchase or sale of Units in the HIT, contact the Senior Executive Vice President - Marketing, Investor and Labor Relations at the address and telephone number on the back cover.

PURCHASING UNITS

      Units in the HIT may be purchased only from the HIT. A minimum initial investment of $50,000 is required. Whole or fractional Units may be purchased. Units may only be purchased as of the last business day of each month. The HIT defines "business day" as a day on which the major bond markets in New York are open. Each purchase order will be processed and priced as of the last business day of the month in which it is received. You must remit your purchase order and the required payment for your Units to the HIT's transfer agent by check or wire transfer on or before the actual purchase date. All purchase payments will be held in one or more short-term investment vehicles until the actual purchase date. A copy of the participation form that must accompany your purchase payment is available from the HIT at no charge upon request. All Units are sold without any sales charge (load) or commission. Units are issued and redeemed by book entry and without physical delivery of any securities. The HIT has the right to reject any purchase order or suspend or modify the sale of Units.

      The price of all Units purchased will be equal to their net asset value, or NAV, as of the close of business of the major bond markets in New York on the last business day of each month. The NAV is calculated by dividing the total value of the HIT (the value of all of the HIT's assets minus all of the HIT's
liabilities)  by  the  total  number  of  Units   outstanding  on  the  date  of
calculation. The HIT calculates the NAV of the Units only as of the last business day of each month.

      The HIT, through its custodian, uses readily available independent market sources that provide the basis for the monthly valuation of the HIT's assets for which there are readily available market quotations. These values are checked for reasonableness by the HIT staff. The HIT's assets for which there are no readily available market quotations are valued at fair value determined in good faith under procedures approved by the Board of Trustees. The HIT has retained an independent firm to determine the fair value of such securities. This process, commonly referred to as "marking to market," ensures that the valuation of the assets in the HIT's portfolio accurately reflects the fair value of each investment, based on its unique characteristics. In accordance with the procedures adopted by the Board, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such HIT adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV. Short-Term Investments are valued at amortized cost, which constitutes fair value under the procedures adopted by the Board of Trustees.

      For more information on the valuation methodology the HIT uses, see "VALUATION OF UNITS" in the SAI.

SELLING OR REDEEMING UNITS

      The HIT has been granted an exemption by the SEC permitting it to value its assets and accept redemption requests on a quarterly basis. However, the HIT currently accepts and satisfies redemption requests on a monthly basis as of the last business day of each month. You may not sell or transfer your Units to anyone other than the HIT and you may not pledge your Units. You may redeem whole or fractional Units. If you want to sell your Units, you must submit a redemption request to the HIT in writing and it must be received at least 15 days before the last business day of the month, although the HIT may in its sole discretion waive the 15 day notice requirement. Absent a waiver, redemption requests received less than 15 days before the last business day of the month will be satisfied as of the last business day of the following month. You may submit redemption requests by facsimile.

      The HIT will redeem Units, without charge, at their NAV calculated as of the last business day of the applicable month. It usually takes five business days to calculate the HIT's NAV after the last business day of the month. The proceeds of any redemption request will be paid to redeeming Participants by check or wire transfer as soon as practicable, but no later than seven business days after the last business day of the month.

      If the redeeming Participant agrees, the HIT may deliver securities, mortgages or other assets in full or partial satisfaction of a redemption request. A Participant that receives such assets may incur expenses in selling or disposing of such assets for cash.

      As described above, pursuant to an exemption granted by the SEC, the HIT accepts purchase and redemption requests and prices its portfolio monthly. Accordingly, there is virtually no risk that Participants can engage in frequent purchases and redemptions of Units in a manner that would affect the interests of other Participants. Because of this extremely low risk, the Board of Trustees has not found it necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Units by Participants.

                     DISTRIBUTION CHARGES (RULE 12B-1 FEES)

      The HIT has adopted a Rule 12b-1 Plan under the Investment Company Act that allows it to pay distribution fees for the sale and distribution of its Units in an amount equal to the greater of $600,000 per fiscal year or 0.05 percent of the HIT's average net assets on an annualized basis per fiscal year. For the year ended December 31, 2005, these fees were $526,494 representing .01% of the HIT's average net assets. The HIT expects that these fees will not exceed $600,000 for calendar year 2005. These types of fees and expenses primarily include the printing and mailing of prospectuses to other than current Participants, compensation to sales personnel (salaries plus fringe benefits), travel and meeting expenses, office supplies, consulting fees and expenses, and expenses for printing and mailing of sales literature. Any change in the plan for distribution that materially increases the amount of distribution expenses requires the approval of the holders of a majority of the HIT's outstanding Units.

      Because these fees are paid out of the HIT's average net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                            MANAGEMENT AND STRUCTURE

MANAGEMENT

      Overall responsibility for the management of the HIT is vested in its Board of Trustees. Up to 12 of the trustees may be officers of the AFL-CIO or its member unions ("Union Trustees"); up to 12 trustees may be either (i) officers or management employees of organizations which contribute to an Eligible Pension Plan or officers or management employees of an Eligible Pension Plan, or (ii) officers, directors or trustees of housing, finance or real estate development organizations or current or former federal, state or local government officials (collectively, "Management Trustees"). One trustee, the Chairman, must be an individual who is not an officer, trustee or employee of any organization that participates in the HIT. As of December 31, 2005, the Board of Trustees consisted of the Chairman, eight Union Trustees and five Management Trustees. The number of Management Trustees may not exceed the number of Union Trustees, unless a Union Trustee dies or resigns before the expiration of his or her term.

      Between meetings of the full Board of Trustees, the Executive Committee of the Board of Trustees, currently consisting of the Chairman, one Union Trustee and one Management Trustee, acts for the Board in overseeing HIT affairs. The Executive Committee currently meets approximately six times a year. The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT's day-to-day administration.

      Management of the HIT's portfolio is conducted by the Portfolio Management Group and the Portfolio Management Committee. The Portfolio Management Group is responsible for the day-to-day management of the HIT's portfolio, including managing the portfolio to maintain a risk profile comparable to the Lehman Brothers Aggregate Bond Index. The Portfolio Management Committee sets the HIT's portfolio management strategy, and oversees the work of the Portfolio Management Group.

      The staff of the Portfolio Management Group primarily responsible for the day-to-day management of the HIT's portfolio are:

            o Chang Suh, Executive Vice President/Chief Portfolio Manager. Mr. Suh has served as Chief Portfolio Manager at the HIT since March 2003 and as an Executive Vice President since November 2004. Prior to that Mr. Suh served the HIT as Assistant Portfolio

                  Manager from 2001 through 2003, and as Senior Portfolio Analyst from 1998 through 2001.

            o Julian Zahalak, Assistant Portfolio Manager. Mr. Zahalak has served as Assistant Portfolio Manager at the HIT since
                  November 2004. From May 2003 through November 2004, Mr. Zahalak was the HIT's Senior Portfolio Analyst. Prior to that Mr. Zahalak was employed by Fannie Mae as a Senior Financial Engineer from November 1999- May 2003.

      The SAI provides information about Messrs. Suh's and Zahalak's compensation. Messrs. Suh and Mr. Zahalak manage no other accounts. As private individuals Mr. Suh and Mr. Zahalak are not eligible to invest in, and have no ownership interest in, the HIT.

      The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT staff to ensure that they meet the risk and return requirements of the HIT. The Portfolio Management and Investment Committees are comprised of HIT staff. Any proposed single investment or transaction that exceeds $35 million requires the approval of the Executive Committee.

      Some of the HIT's investments with a scheduled maturity not to exceed 24 months are managed by an investment adviser, Wellington Management Company, LLP, a Massachusetts limited liability partnership ("Wellington Management"). Wellington Management is a registered investment adviser and its principal offices are located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. Mr. Traquina also serves as President and Chief Executive Officer. Wellington Management provides investment advisory services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2005, the value of all investments managed by Wellington
Management for the HIT was approximately $38.6 million. The average daily invested balance of all investments managed by Wellington Management for the HIT was approximately $33.4 million during the year ended December 31, 2005.

      Wellington Management is responsible for managing the investment and reinvestment of the assets which it manages for the HIT, including determining which assets shall be purchased, retained and sold and carrying out those decisions. The HIT pays Wellington Management an advisory fee of 0.125% per annum of the market value of the HIT's investments up to $100 million under management by Wellington Management and 0.10% per annum of the market value of the HIT's investments in excess of $100 million under management by Wellington Management; provided that the annual fee shall in no event be less than $50,000. This fee is payable quarterly, based upon the average monthly market value of the assets under management. The fee paid to Wellington Management for the year ended December 31, 2005, was less than 0.001% of the HIT's average net assets.

      Commencing with the HIT's 2005 Semi-Annual Report to Participants, a discussion regarding the basis for the Board of Trustees approval of any investment advisory contracts of the HIT will be included in its Annual or Semi-Annual Report, as applicable.

HIT STRUCTURE

      The HIT is organized in the District of Columbia as a common law business trust. The majority of jurisdictions in the United States recognize such a trust as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries are not liable for the debts or other obligations of a business trust. A few jurisdictions, particularly Texas and Kansas, do not recognize "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT will not exclude otherwise eligible investors in Kansas and Texas and other such jurisdictions from investing in Units.

      It is the practice of the HIT to require that every written contract that the HIT executes include a provision that states that the contract is not binding upon any of the Trustees, Officers or Participants personally, but is solely an obligation of the HIT. In most jurisdictions, Participants will have no personal liability under any contract which contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT's assets and insurance were not adequate to satisfy the claims.

OTHER

      From time to time, the HIT may make contributions to various organizations that promote, among other things, primarily the production of housing or the labor movement. Some of these contributions are included in the expenses covered under the HIT's Rule 12b-1 Plan. In the fiscal year ended December 31, 2005, these contributions totaled approximately $81,400, of which approximately $13,700 was included as a Rule 12b-1 expense.

                             DISTRIBUTIONS AND TAXES

      The HIT distributes net income monthly and any capital gains at the end of each fiscal year. Participants may elect to receive these distributions in cash or have them reinvested in additional Units.

      The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, the HIT is not required to pay federal income tax on income and net capital gains distributed to Participants. Participation in the HIT is limited to certain Labor Organizations and Eligible Pension Plans which provide evidence to the HIT that they are exempt from federal income taxation. Tax-exempt organizations are subject to tax on unrelated business income.

The foregoing is a summary of some of the important federal income tax considerations affecting Participants and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding Units. Participants should consult their own tax advisors regarding specific questions of federal, state, local or foreign tax considerations, including the application of the unrelated business income tax. The HIT has not and will not make any determination as to the tax-exempt status of any Participant.

                              FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the HIT's financial performance for the past five years. Certain information reflects financial results for a single Unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the HIT (assuming reinvestment of all income and distributions). Ernst & Young LLP (E&Y) audited the information below for the years ended December 31, 2005, 2004, 2003 and 2002. Arthur Andersen LLP (who has ceased operations) audited the information below for the years ended December 31, 2001. E&Y's report and the HIT's financial statements for the fiscal year ended December 31, 2005 are incorporated by reference in this Prospectus and are included in the HIT's Annual Report, which is available upon request and on the HIT's web site at www.aflcio-hit.com.

                              Financial Highlights

                               Year Ended      Year Ended      Year Ended       Year Ended     Year Ended
                              Dec. 31, 2005   Dec. 31, 2004   Dec. 31, 2003   Dec. 31, 2002   Dec. 31, 2001
-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Unit,
Beginning of Period             $1,110.61       $1,125.21       $1,152.30       $1,098.40       $1,085.42

Income From Investment
Operations:

Net Investment Income               50.08           48.63           54.26           65.19           70.86

Net Gains (Losses) on
investments - realized &
unrealized                         (21.25)          (2.38)         (11.69)          59.15           16.24
                                ---------       ---------       ---------       ---------       ---------

                               Year Ended      Year Ended      Year Ended       Year Ended     Year Ended
                              Dec. 31, 2005   Dec. 31, 2004   Dec. 31, 2003   Dec. 31, 2002   Dec. 31, 2001
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) from
Investment Operations               28.83           46.25           42.57          124.34           87.10
                                ---------       ---------       ---------       ---------       ---------
Less Distributions:

Distributions (from net
investment income)(1)              (52.47)         (49.10)         (54.26)         (65.19)         (70.93)

Distributions (from capital
gains)                               0.00          (11.75)         (15.40)          (5.25)          (3.19)
                                ---------       ---------       ---------       ---------       ---------

Total Distributions                (52.47)         (60.85)         (69.66)         (70.44)         (74.12)
                                ---------       ---------       ---------       ---------       ---------

Net Asset Value, per Unit,
End of Period                   $1,086.97       $1,110.61       $1,125.21       $1,152.30       $1,098.40
                                =========       =========       =========       =========       =========

Total Return (Net of
Operating Expenses)                  2.64%           4.20%           3.78%          11.64%           8.21%

                            Ratios/Supplemental Data
                             (dollars in thousands)

                          Year Ended      Year Ended      Year Ended     Year Ended       Year Ended
                         Dec. 31, 2005   Dec. 31, 2004   Dec. 31, 2003   Dec. 31, 2002   Dec. 31, 2001
------------------------------------------------------------------------------------------------------
Net Assets,
End of Period             $3,576,875      $3,665,950      $3,608,139      $3,281,763      $2,751,482

Ratio of Expenses
to Average Net
Assets                          0.37%           0.37%           0.37%           0.36%           0.37%

Ratio of Net
Income to Average
Net Assets                       4.5%            4.4%            4.7%            5.8%            6.4%

Portfolio Turnover
Rate                            68.4%           85.5%           73.1%           64.3%           40.9%

----------
(1)   Includes income distributed monthly.

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                                     [LOGO]

Please read this Prospectus before you invest in the HIT and keep it for future reference. For further information, please refer to the following:

STATEMENT OF ADDITIONAL INFORMATION

      A Statement of Additional Information ("SAI") (legally considered to be part of this Prospectus) that includes additional information about the HIT has been filed with the SEC. The SAI, including our audited financial statements for the year ended December 31, 2005, are incorporated by reference in this Prospectus. No other information is incorporated by reference in this Prospectus. The SAI may be obtained as provided below.

ANNUAL AND SEMI-ANNUAL REPORTS TO PARTICIPANTS

      Additional information about our investments is available in our Annual and Semi-Annual Reports to Participants in the HIT. In our Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected our performance during our last fiscal year.

CONTACT THE HIT

      Both the SAI and our Annual and Semi-Annual Reports are available upon request without charge from our headquarters. Please contact the HIT to request the SAI, the Annual or Semi-Annual Reports to Participants or all of the above by:

      Telephone:     Collect at 202-331-8055

      In writing:    Director of Marketing
                     AFL-CIO Housing Investment Trust
                     1717 K Street, N.W., Suite 707
                     Washington, D.C. 20036-5331

      Website address: www.aflcio-hit.com (annual and semi-annual reports to Participants only)

SECURITIES AND EXCHANGE COMMISSION

      Information about the HIT (including the SAI) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the HIT are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Investment Company Act File #811-3493.

                        AFL-CIO Housing Investment Trust
                          1717 K Street, NW, Suite 707
                              Washington, DC 20036
                                 (202) 331-8055

                                    [GRAPHIC]

                   PART B. STATEMENT OF ADDITIONAL INFORMATION

                                     AFL-CIO
                            HOUSING INVESTMENT TRUST

                                1717 K Street, NW
                                    Suite 707
                              Washington, DC 20036
                                 (202) 331-8055

                               -------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                               -------------------

      This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of the HIT, dated May 1, 2006 (the "Prospectus") and the 2005 annual report to participants ("2005 Annual Report"), which have been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, from the HIT by calling collect 202-331-8055, by visiting www.aflcio-hit.com or by writing to 1717 K Street, NW, Suite 707, Washington, DC 20036. This Statement of Additional Information incorporates by reference the Prospectus and the 2005 Annual Report.

      The date of this Statement of Additional Information is May 1, 2006.

TABLE OF CONTENTS
HISTORY........................................................................1
    GENERAL....................................................................1
    EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT........1
       Nondiversification......................................................1
       Redemption Restrictions.................................................1
DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS..............................2
    GENERAL....................................................................2
    Federally Insured or Guaranteed Mortgage Securities........................3
    Fannie Mae and Freddie Mac Securities......................................3
    Contingent Interest Mortgage Loans.........................................4
    Early Repayment Loans......................................................5
    Pass-Through and Pay-Through Securities....................................5
    State and Local Government Credit-Enhanced Mortgage Securities;
    Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge
    Loans; Mortgage Loans For Projects Which Have Evidence of State and
    Local Government Support and Meet Specified Underwriting Criteria..........6
       2.  Privately Credit-Enhanced Mortgage Securities.......................9
       3.  Credit-Enhanced Bridge Loans........................................9
       4.  Mortgage Loans for Projects Which Have Evidence of Support from a State or Local Government and Which Meet Specified Underwriting
           Criteria...........................................................11
    Other Securities..........................................................12
       1.  United States Treasury Obligations.................................13
    Mortgage Securities Supported By More Than One Form of Credit Enhancement.14
    Pre-Construction Commitments..............................................14
    Forward Commitments.......................................................14
    Temporary Investments.....................................................15
    Retention of Technical Consultants........................................15
    Other HIT Policies........................................................16
    Investment Restrictions...................................................17
    Risk Factors..............................................................18
       1.  Fluctuating Interest Rates.........................................18
       2.  Redemption.........................................................18
       3.  Limited Resale Market for Certain Types of Investments.............19
       4.  Defaults On Loans..................................................19
       5.  Ratings............................................................21
       6.  Lack of Diversification............................................21
       7.  Real Estate-Related Risks..........................................21
       8.  Defaults On Credit-Enhanced Bridge Loans...........................23
MANAGEMENT OF THE HIT.........................................................24
    THE RETIREMENT PLAN.......................................................30
    THE 401(K) PLAN...........................................................31
    CODES OF ETHICS...........................................................32
PORTFOLIO MANAGERS............................................................32
INVESTMENT ADVISER............................................................32
SALES AND DISTRIBUTION ACTIVITIES.............................................34

PARTICIPANT UNITS.............................................................35
    SECURITIES OFFERED........................................................35
    ELIGIBLE PARTICIPANTS.....................................................35
VALUATION OF UNITS............................................................36
    SHORT-TERM INVESTMENTS....................................................36
    MORTGAGE SECURITIES AND OTHER SECURITIES..................................37
    STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES,
    PRIVATELY CREDIT-ENHANCED MORTGAGE SECURITIES, AND MORTGAGE LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF SUPPORT FROM A STATE OR LOCAL GOVERNMENT
    AND WHICH MEET SPECIFIED UNDERWRITING CRITERIA............................37
    CONTINGENT INTEREST LOANS.................................................39
DISTRIBUTIONS AND TAX ISSUES..................................................39
    DISTRIBUTIONS.............................................................39
    TAX ISSUES................................................................40
PERFORMANCE DATA..............................................................40
GENERAL INFORMATION...........................................................42
    AUDITORS AND FINANCIAL STATEMENTS.........................................42
    CUSTODIAN AND TRANSFER AGENT..............................................42
    LEGAL MATTERS.............................................................42
    INSURANCE AND BONDING.....................................................42
    PRESS RELEASES AND REPORTS AND OTHER COMMUNICATIONS.......................43
FINANCIAL STATEMENTS..........................................................43
Long-term issue credit ratings...............................................A-1
Bond investment quality standards............................................A-2
TOP-TIER HOUSING AGENCY CRITERIA.............................................B-1
    Years issuing bonds:.....................................................B-1
    Administrative capabilities:.............................................B-1
    Investment policy:B-2....................................................B-2
    Internal controls/financial management:..................................B-2
    Portfolio quality:.......................................................B-2
    State support:...........................................................B-2
STATE HFA ICR CRITERIA.......................................................C-1
    Economy..................................................................C-1
    Legislative mandate......................................................C-1
    Management...............................................................C-2
    Asset quality............................................................C-2
    Earnings quality, financial strength, and capital adequacy...............C-3
    Debt levels..............................................................C-4
APPENDIX D-THOMSON BANKWATCH RATING CHARACTERISTICS..........................D-1

APPENDIX E - STANDARD & POOR'S COMMERCIAL PAPER
RATING DEFINITIONS...........................................................E-1
APPENDIX F - MOODY'S DEBT RATING DEFINITIONS.................................F-1
APPENDIX G - MOODY'S COMMERCIAL PAPER RATINGS DEFINITIONS....................G-1

HISTORY

GENERAL

      The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("HIT") is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981. The name of the HIT was changed from "AFL-CIO Pooled Investment Trust" on May 27, 1982.

      The HIT acquired all the assets of the AFL-CIO Mortgage Investment Trust ("Mortgage Trust") in exchange for units of the HIT ("Units") on the basis of relative net asset values as of September 30, 1984. The exchange was approved by order of the Securities and Exchange Commission (the "SEC") dated October 1, 1984. HIT Units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

      The HIT is registered as an investment company under the Investment Company Act of 1940, as amended ("Investment Company Act"), and accordingly is subject to the regulatory authority of the SEC.

EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT

      On April 21, 1982 the HIT obtained from the SEC an order under Section 6(c) of the Investment Company Act, exempting the HIT from certain requirements of that Act (SEC Release No. 12387). The following is a brief summary of certain of these exemptions.

Nondiversification

      The Investment Company Act provides that no registered investment company shall change its subclassification from diversified to nondiversified without the shareholders' authorization. Under Section 5(b) of the Investment Company Act, a "diversified company" is:

            o     A management company which meets the following requirements:
                  At least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

            o A "nondiversified company" means any management company other than a diversified company.

      The HIT will seek to remain as diversified as practicable. Because, however, the mortgage securities in which it proposes to invest are often offered in large denominations, the HIT may shift from time to time from diversified to nondiversified status. The HIT has obtained an exemption from the requirement of a shareholder vote before shifting its diversification status.

Redemption Restrictions

      Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The HIT's redemption policies do not conform to these requirements. See "BUYING AND SELLING UNITS IN THE HIT--Selling or Redeeming Units" in the Prospectus. The HIT has obtained an exemption from generally applicable redemption requirements on the grounds that the interests of its Participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the HIT investments would be unduly burdensome. Effective October 1, 1987, the Board of Trustees authorized investments and redemptions on a monthly basis instead of a quarterly basis.

DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS

GENERAL

      The HIT is an open-end, non-diversified investment company, commonly called a mutual fund. The HIT's investment objective is to generate competitive risk-adjusted total rates of return for the participants in the HIT ("Participants") by investing in fixed-income investments, consisting primarily of multifamily and single family mortgage-backed securities and mortgage-backed obligations, including participation interests ("Mortgage Securities"). Other important objectives of the HIT are to encourage the construction of housing and to facilitate employment for union members in the construction trades and related industries. To accomplish its objectives, the HIT invests primarily in Mortgage Securities that directly or indirectly finance new construction or rehabilitation of multifamily projects and single family housing projects and in Mortgage Securities backed by single family loans. All on-site construction work financed through HIT investments is required to be performed by 100% union labor. These objectives are set forth in the HIT's declaration of trust (the "Declaration of Trust").

THE HIT'S INVESTMENTS AND STRATEGIES

      The types of Mortgage Securities in which the HIT is permitted to invest, which are described below, are set forth in the HIT's Declaration of Trust.

      The Declaration of Trust requires the HIT to invest primarily in Mortgage Securities that are either insured or guaranteed by the Federal Housing Administration ("FHA") or Government National Mortgage Association ("Ginnie Mae") both part of the United States Department of Housing and Urban Development ("HUD") or are issued, guaranteed or backed by Fannie Mae or the Federal Home Loan Mortgage Corporation ("Freddie Mac").

      Other Mortgage Securities that the HIT is authorized to purchase are contingent interest mortgage loans, early repayment loans, pass-through and pay-through securities, construction and/or permanent mortgage loans secured by a bank letter of credit, insurance or other guaranty, state and local government credit-enhanced investments, pre-construction commitments and credit-enhanced bridge loans, in each case as described below and subject to the restrictions noted below.

      The HIT may also invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the Federal Home Loan Banks ("FHLBs"), (iii) securities other than Mortgage Securities backed by Fannie Mae, Freddie Mac or the FHLBs, as long as such securities are rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency at the time of acquisition, and
(iv) subject to a further limit of no more than 10% of the value of all of the Trust's assets, commercial mortgage backed securities ("CMBS"), as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating agency (collectively, "Other Securities").

      The HIT will acquire only Mortgage Securities with expected returns competitive with those then generally prevailing on similar investments having comparable terms and conditions, taking into account differences in risk, including those resulting from differences in properties, borrowers and loan terms.

      Certain of the HIT's authorized investments are tied to ratings at various levels by one or more nationally recognized statistical rating organizations. A summary description of the general debt rating definitions of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") is set forth in Appendix A. The debt rating categories of other nationally recognized statistical rating organizations are similar to those of S&P. A summary description of S&P's State Housing Finance Agencies ("HFA") Top Tier Criteria is set forth in Appendix B and a summary description of S&P's HFA General Obligation ("GO") Debt and State HFA Issuer Credit Rating

Criteria is set forth in Appendix C. Appendix D contains a summary description of the rating categories used by Thomson Bankwatch, Inc. ("Thomson Bankwatch"). Thomson Bankwatch is a proprietary credit ratings and consulting service. Appendix E contains a summary description of the commercial paper rating definitions used by S&P. Appendix F contains a summary description of the general debt rating definitions used by Moody's Investors Service ("Moody's"). Appendix G contains a summary description of the commercial paper rating definitions used by Moody's.

      Please see "Investment Objectives, Principal Strategies and Related Risks" in the Prospectus for a summary of the investment objectives, strategies and risks of the HIT.

Federally Insured or Guaranteed Mortgage Securities

      The HIT may invest up to 100% of its assets in Mortgage Securities that are federally insured or guaranteed. The term "assets" as used herein means funds invested or available for investment by the HIT. Under existing federal housing programs, the federally insured or guaranteed mortgage loans eligible for direct purchase by the HIT are first or second mortgage loans insured by HUD acting by and through the FHA to provide construction and/or permanent financing for multifamily housing projects and intermediate care facilities, assisted living facilities and nursing homes, or to finance the purchase and ownership of completed single family dwellings and, in some circumstances, the construction or renovation of single family dwellings. FHA-insured multifamily mortgage loans typically have maturities that range from 10 to 40 years from project completion and commencement of principal repayments. FHA-insured single family mortgage loans typically have a 30-year term. The HIT may also purchase mortgage loans guaranteed by the Veterans Administration ("VA") to finance the purchase of single family dwellings. Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended. VA obligations are backed by the Loan Guaranty Revolving Fund.

      The HIT may also purchase notes or other obligations guaranteed under
Section 108 of the Housing and Community Development Act of 1974, as amended ("Section 108"). Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of privately owned or publicly owned housing. The HIT may purchase such notes in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108. Section 108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity. Under Section 108, the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States.

      The HIT may also purchase federally guaranteed mortgage-backed certificates. Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related to scheduled payments of principal and interest under one or more identified mortgages. Full and timely payment under these mortgage-backed securities is guaranteed by Ginnie Mae and backed by the full faith and credit of the United States. These Ginnie Mae securities are readily marketable, generally at publicly quoted prices. Such Ginnie Mae securities bear interest at rates ranging from 0.25% to 0.50% less than the interest rates on the whole loans backing such securities, reflecting the cost of the Ginnie Mae guaranty and servicing of the mortgages in the pool. Further, the HIT may purchase Real Estate Mortgage Investment Conduit Securities ("REMICS") collateralized by or representing an interest in a pool of Ginnie Mae mortgage-backed securities.

Fannie Mae and Freddie Mac Securities

      The HIT may invest up to 100% of its assets in Fannie Mae and Freddie Mac securities, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities (including Freddie Mac participation certificates) backed by pooled conventional mortgages, (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the HIT, rated in one of the two highest categories by at least one nationally recognized statistical rating organization and (iii) REMICS collateralized by or representing an interest in a pool of Fannie Mae and Freddie Mac mortgage-backed securities. The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates. SEE "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- PASS-THROUGH AND PAY-THROUGH SECURITIES."

      Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac securities, are federally insured or guaranteed. The mortgages backing any Fannie Mae and Freddie Mac mortgage-related investments in which the HIT invests will meet Fannie Mae or Freddie Mac standards, as applicable, will, when the HIT commits to acquire them, carry competitive market yields and will be secured by real estate, on which any buildings, structures and improvements to be built or rehabilitated will be built or rehabilitated with 100% union labor.

      Most of the single family Fannie Mae and Freddie Mac mortgage-backed securities purchased by the HIT to date have been backed by fixed rate mortgage loans, although the HIT has the authority to acquire single family Fannie Mae and Freddie Mac securities which are backed by adjustable rate mortgage loans. The HIT anticipates that if prevailing interest rates for adjustable rate mortgage loans are more favorable to mortgagors than fixed rates, a larger portion of the single family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans. There are a wide variety of adjustable rate mortgage loans that may be used to back the single family Fannie Mae and Freddie Mac securities. These range from loans on which the interest rate is adjusted periodically (with adjustments occurring from every 6 months to annually to each 3 or 5 years) based upon a specified market index at the time of each adjustment, to loans which carry a fixed interest rate for a specified period of time (e.g., 3, 5, 7 or 10 years) after which the interest rate on the loan is adjusted annually based on a specified market index. Some types of the adjustable rate mortgage loans which may back single family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times. With respect to the single family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guaranties the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.

      The HIT may also invest up to 15% of its assets in, among other things,
(i) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac and
(ii) securities other than Mortgage Securities backed by Fannie Mae or Freddie Mac, as long as such securities are rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency at the time of acquisition. Both Fannie Mae and Freddie Mac issue a variety of debt securities in a wide range of maturities in the domestic and global capital markets to support their operations.

Contingent Interest Mortgage Loans

      The HIT is authorized to make or invest in federal government-related, Fannie Mae or Freddie Mac contingent interest mortgage loans. A contingent interest mortgage loan of this type is a mortgage loan on a rental project which provides for repayment of principal and base interest at a fixed rate which is insured by FHA or guaranteed by Ginnie Mae, or is guaranteed by Fannie Mae or Freddie Mac, and also includes separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project. This additional interest is not insured or guaranteed, and is sometimes referred to as "contingent interest."

      Agreements for such contingent interest mortgage loans would be negotiated on a project-by-project basis. Accordingly, the precise formula for calculating the amount of contingent interest payments would vary depending on several factors, including the projected cash flow from the project, the base interest rate and financial resources of the borrower, and other factors that the HIT deems relevant. Receipt of contingent interest is affected by the amount of appreciation, as well as rental income and expenses of a project. Generally, if there is insufficient cash flow or appreciation, no contingent interest is due or payable.

      Contingent interest mortgage loans generally require the lender or investor to accept a lower base interest rate than it otherwise would have been able to negotiate, in return for the right to receive as additional interest a portion of cash flow and/or proceeds from the sale, refinancing or disposition of the project. The HIT is permitted to make a contingent interest mortgage loan in return for a base interest rate which is up to 2% per annum lower than the rate which it would otherwise be willing to accept (e.g., in the absence of the contingent interest feature). Although all principal and base interest would remain insured by FHA, or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, as the case may be, this structure may result in a reduction of current income (particularly during construction and rent-up) in the hope of greater returns in future years based on the project's economic performance. As noted above, such amounts of contingent interest are neither federally guaranteed or insured nor guaranteed by Fannie Mae or Freddie Mac. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- RISK FACTORS."

Early Repayment Loans

      The HIT also may invest in Mortgage Securities insured by FHA or guaranteed by Ginnie Mae and in Fannie Mae and Freddie Mac securities that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called. This authorization affords the HIT additional flexibility to make loans of shorter duration. Such loans may be more attractive to borrowers since the rate of interest on shorter-term loans may be lower and may be more attractive to the HIT because it involves a commitment of funds for a shorter term.

      In the case of such "early repayment" loans that are federally insured or guaranteed, while all principal and base interest would be insured or guaranteed by FHA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guaranty. It is anticipated that such obligation instead would be secured by a security interest in the ownership interests of the principals of the borrower or other security as negotiated by the HIT and the borrower or principals. Since the obligation to repay the loan prior to its stated maturity would not be included in the note and mortgage, the HIT would not be entitled to foreclose on the mortgaged property or obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which would remain federally insured or guaranteed. In such event, a loss could be incurred because the HIT would have required a higher rate for a mortgage or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to early repayment or "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac. This is because payment of such loans and securities are guaranteed at the stated maturity date.

Pass-Through and Pay-Through Securities

      The HIT is also authorized to invest in mortgage-backed pass-through or pay-through securities if the securities are rated in one of the two highest rating categories of a nationally recognized statistical rating organization, such as S&P or Moody's, and also backed by certain Mortgage Securities in which the HIT is otherwise authorized to invest. A description of S&P's debt rating categories is attached as Appendix A and those of Moody's as Appendix F to this Statement of Additional Information. The rating categories of other nationally recognized statistical rating organizations are similar to those of S&P and Moody's.

      Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned entities or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not. Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality or any other entity.

      Although the HIT will purchase only mortgage-backed pass-through and pay-through securities, as described above, that have been rated in one of the two highest rating categories by a nationally recognized statistical rating organization, there is no assurance that any rating on securities purchased by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in its judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would be likely to signify an increase in the risk to the HIT associated with the related securities and would be likely to result in a reduction in the value of the related securities. The HIT is not required to dispose of pass-through or pay-through securities the rating for which has been revised below the second highest rating category or withdrawn except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--INVESTMENT RESTRICTIONS."

State and Local Government Credit-Enhanced Mortgage Securities; Privately Credit-Enhanced Mortgage Securities; Credit-Enhanced Bridge Loans; Mortgage Loans For Projects Which Have Evidence of State and Local Government Support and Meet Specified Underwriting Criteria

      The HIT is authorized to invest up to 30% of its assets in the following four categories of investments.

      1.    State and Local Government Credit-Enhanced Mortgage Securities

      The HIT may invest in the types of state and local government credit-enhanced Mortgage Securities described below.

      (a) Full Faith and Credit. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the obligations acquired. There is no requirement that obligations acquired under this category be rated or ratable. If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RISK FACTORS-- Real Estate-Related Risks."

      (b) "Top Tier" Agencies. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, provided that such loans or securities are issued (with or without recourse) or guaranteed, as the case may be, by a state or local housing finance agency designated "top tier" by S&P (or designated comparably by another nationally recognized statistical rating organization, as determined by the Executive Committee of the HIT) at the time of acquisition by the HIT, and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency's general credit and assets, or (ii) secured by recourse to such assets of the agency or by such third party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency's general credit, or (iii) backed by the "moral obligation" of the state in which such agency is located in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations.

      Although the agency must be rated "top tier" by S&P, there is no requirement that the obligations to be acquired by the HIT be rated or ratable at all, as long as the agency is a top tier agency at the time an obligation is acquired by the HIT. S&P has informally indicated to the HIT that the only relevance a top tier designation would have on the rating of particular obligations issued by such an agency is that S&P would, under certain circumstances, increase the rating of such obligations from the level they would otherwise be entitled to receive by one-half a level within an existing rating category. So, for example, an issue that might otherwise be entitled to an A rating could get an A+ rating if the agency was top tier (or an AA- rating could be raised to an AA rating). However, an A+ rating would not be increased to AA-because it would take the rating into another rating category (that is, from single-A to double-A).

      Before designating a housing agency as top tier, S&P must favorably evaluate a number of criteria, including the agency's general track record, unrestricted fund balances, administrative capabilities, investment policy, internal controls, portfolio quality and the sponsoring state's commitment to housing. A more complete description of the guidelines used by S&P with respect to "top tier" designations is attached to this Statement of Additional Information as Appendix B. There can be no assurance that any such rating of any agency would continue for any given period of time after the HIT acquires such an obligation, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement or has taken other steps to secure its interests in the project. The HIT is not required to dispose of the obligations issued or guaranteed by an agency which loses its top tier rating, except to the extent required by certain investment restrictions. See, "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--INVESTMENT RESTRICTIONS."

      With respect to any obligation issued or guaranteed by a top tier agency, the HIT expects that it will be secured either by the recourse obligation of the issuer (or its guaranty) or by other collateral security, in addition to having the benefit (directly or indirectly) of a lien on the underlying real estate. Management of the HIT intends to undertake transactions with top tier agencies under the foregoing authority selectively, and only after having made its own independent evaluation and investigation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing the obligations to be acquired. The HIT therefore believes that the direct obligation or other collateral security provided by the top tier issuer will be a significant factor in helping to assure the safety and soundness of the investment to the HIT. If such recourse or other collateral security which the HIT receives in conjunction with an investment issued by a top tier agency proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the HIT (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the projects financed. If the HIT is required to enforce its rights to the underlying real property because its recourse to the issuer or the other collateral security is insufficient, the HIT will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. For a description of these potential risks, See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RISK FACTORS-- Real Estate-Related Risks" below.

      (c) Agencies Rated "A" or Higher. The HIT is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of "A" or better by S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the HIT) at the time of the acquisition of the investment by the HIT; and are (i) with full recourse (directly or by way of full indemnity or guaranty) to such agency's general credit and assets or (ii) backed by the "moral obligation" of the state in which such agency is located, in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment. Although a state or local agency which issues or guaranties an obligation to be acquired by the HIT must have a general obligation debt rating of "A" or better, there is no requirement that the obligation itself be rated or ratable. There is no rating requirement for states which provide their "moral obligation" for such obligations.

      As indicated above, the HIT may acquire obligations that are backed by the "moral obligation" of the state in which the agency is located (without regard to the credit rating of such state), in lieu of recourse against the state or local agency. Obligations which are backed by the "moral obligation" of the related state could include loans from the HIT to the agency, securities issued by the agency or loans or participation interests in loans made by the HIT or the agency to the underlying borrower (or securities backed by a loan made by the agency to the borrower). However, these obligations would be secured by the state's "moral obligation," rather than by full recourse against the agency. The state's "moral obligation" could take the form of a commitment to replenish any insufficiencies in the funds pledged to debt service on the investment or a commitment to pay any amounts due on the investment in the event that the revenues from the underlying real property are insufficient to pay all amounts when due. However, the state's "moral obligation" would not be a binding, legal obligation of the state to pay amounts due under the obligations acquired by the HIT and could not be enforced against the state or its general credit and assets.

      Before rating a housing agency's general obligation debt as "A" or better, S&P has indicated that it must favorably evaluate a number of criteria, including the state's economic base, the agency's legislative mandate, the operating performance and management of the agency and earnings quality and financial strength of the agency. A description of the general obligation rating criteria used by S&P is attached to this Statement of Additional Information as Appendix C. There can be no assurance that the general debt obligation rating of an agency of "A" or better would continue for any given period of time after the HIT acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency may signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the HIT has obtained other forms of credit enhancement for the investment. The HIT would not be required to dispose of the obligations issued or guaranteed by an agency which loses its general obligation rating of "A" or better, except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--INVESTMENT RESTRICTIONS."

      Although the agency that issues or guaranties an obligation in which the HIT invests must have a rating of "A" or better on its general debt obligations, there is no requirement that the obligation itself be rated or ratable. While a rating on an obligation does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating organization's internal criteria for the applicable rating. However, the HIT intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history and underwriting and management expertise of the agencies issuing or guaranteeing the obligations to be acquired.

      The HIT believes that the direct recourse provided by the agency involved in these investments or the "moral obligation" of the related state will be a significant factor in helping to assure the safety and soundness of the investments to the HIT. However, if such recourse proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the HIT (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the project financed. If the HIT is required to enforce its rights to the underlying real property because its recourse against the issuer is insufficient, the HIT will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RISK FACTORS--Real Estate-Related Risks."

      (d) State Insurance Funds/Programs. The HIT may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if at least the first 75% of such loan or securities is supported under a state insurance or guaranty program by a state-related agency with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, of at least "A-" by S&P, Fitch Investors Services Inc. ("Fitch"), or Duff & Phelps Inc. ("Duff & Phelps") or at least "A3" by Moody's at the time of the acquisition of such investment by the HIT. There can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating may signify an increase in the risk to the HIT associated with the related investments and would be likely to result in a reduction in the value of the related obligations. The HIT is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn, except to the extent required by certain investment restrictions. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--INVESTMENT RESTRICTIONS."

      There is no requirement that obligations acquired under this category be rated or ratable.

      If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty was insufficient to cover all losses in the event of a default on a construction or permanent loan in which the HIT invests or which backs securities or interests in which the HIT invests, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RISK FACTORS-- Real Estate-Related Risks."

      The HIT believes that the foregoing state and local government credit-enhanced investments provide the HIT with considerable flexibility in creating investment opportunities for the HIT. In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments. Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government credit-enhanced investments could be more difficult to make, and their credit quality could be lower than that of other investments the HIT is permitted to make. The state and local government credit-enhanced investments may also be less liquid than most other investments authorized for the HIT. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--INVESTMENT RESTRICTIONS" and "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RISK FACTORS-- Redemption."

      2. Privately Credit-Enhanced Mortgage Securities

      The HIT may invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans or interests in such loans or securities, if the loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, or by any other lender acceptable to the HIT and such loans or the securities backed by such loans are fully credit-enhanced or secured in a manner satisfactory to the HIT by: (i) cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the HIT on terms and conditions satisfactory to the HIT; or (ii) a letter of credit, insurance or other guaranty from a public or private entity satisfactory to the HIT which has a rating (at the time of the HIT's acquisition of the related loan, securities or interests in such loans or securities) which is at least "A" or better from S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the HIT).

      There is no assurance that the rating of the issuer of any letter of credit, insurance or other form of guaranty which collateralizes a construction and/or permanent loan investment acquired by the HIT will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating organization if, in the rating organization's judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating may signify an increase in the risk to the HIT associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The HIT is not required to dispose of privately credit-enhanced investments if the rating of the issuer of the related letter of credit, insurance or guaranty is downgraded or withdrawn, except to the extent required by certain investment restrictions. See, "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--INVESTMENT RESTRICTIONS." Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not itself have any impact upon the flow of income from the project to the HIT.

      If the issuer of any letter of credit, insurance or other form of guaranty which secures a privately credit-enhanced investment fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS-- RISK FACTORS-- Real Estate-Related Risks."

      3. Credit-Enhanced Bridge Loans

      The HIT is permitted to invest up to 5% of the HIT's assets in bridge loans that are credit-enhanced in one of the ways specified below ("Credit-Enhanced Bridge Loans"), as part of the category in which it may invest up to 30% of its assets. This category includes state and local government credit-enhanced Mortgage Securities, privately credit-enhanced Mortgage Securities, and mortgage loans for projects which have evidence of state and local government support and which meet specified underwriting criteria.

      Credit-Enhanced Bridge Loans are loans related to housing developments, the owners of which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits ("LIHTCs") under Section 42 of the Internal Revenue Code of 1986, as amended (the "IRC") or Rehabilitation Tax Credits ("RTCs") under Section 47 of the IRC.

      Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations. LIHTCs are provided in substantially equal annual amounts to owners of the development over a ten year period, generally commencing in the year in which the units of each building are placed in service, or at the election of the owner of the development in the year following the year the building is placed in service. RTCs are generally credits against federal income tax liability for costs incurred for the rehabilitation of certain qualified buildings. Rehabilitation includes renovation, restoration and reconstruction. In general, the RTC is equal to 10 percent of the amount of qualified rehabilitation expenditures for certain non-residential buildings placed in service before 1936 and 20 percent of the amount of qualified rehabilitation expenditures for certified historic structures, subject to certain limitations. The full amount of the RTC may be claimed in the year in which the property is placed in service. RTCs are often used by developers to complete the adaptive reuse of schools, office buildings and factory buildings for use as multifamily rental housing in urban markets.

      Sponsors of LIHTC and RTC projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the LIHTCs or the RTCs. The LIHTCs or RTCs, as applicable, are available to owners in proportion to their ownership interests in the development. Investors generally agree to pay for their ownership interests in the development (and, consequently, for the benefit of owners of developments which receive the LIHTCs or the RTCs) in installments over the construction, rent-up and later periods, as negotiated on a case by case basis.

      The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various milestones are achieved. Such milestones generally include lien free completion of construction and achievement of stabilized occupancy for an agreed period of time (usually three to six consecutive months of occupancy at a specified debt service coverage level). Payment obligations are generally evidenced by notes or contractual agreements.

      Development sponsors generally need the proceeds of the sale of LIHTCs or RTCs at or before the time construction commences to make up the difference between the construction financing and other sources of funds available and the total development cost of the development. Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap. It is generally contemplated that the bridge loan financing will be repaid from the payments due from the LIHTC or RTC investors as the development is constructed and reaches the achievement milestones required by the LIHTC or RTC investors. Unlike other construction financing, Credit-Enhanced Bridge Loans of the type in which the HIT is permitted to invest are not usually secured by a lien on or a direct obligation of the underlying development. Therefore, there is no mortgage or other lien against the underlying development. Instead, such Credit-Enhanced Bridge Loans are secured, as described below, primarily by the general credit of the maker of the obligation or guarantor and, to a lesser extent, by the LIHTC or RTC investors' ownership interests in the development owner.

      The HIT intends to make Credit-Enhanced Bridge Loans in a way that it believes will minimize the HIT's risks on such loans. The HIT proposes to limit such loans to loans which on the date of the HIT's acquisition or making of the loan are:

      (a) issued or guaranteed by a state or local housing finance agency designated as "Top Tier" by S&P (or a comparable rating by another nationally recognized statistical rating organization, as determined by the Executive Committee of the HIT) with full recourse to the assets and credit of such agency (or in lieu of such full recourse, secured by such third party credit enhancement which, in the judgment of management of the HIT, provides security comparable to full recourse to the assets and credit of such agency, or

      (b) issued (with recourse) or guaranteed by a state or local agency which has a long term credit rating of "A" or above by S&P (or a comparable rating by another nationally recognized rating organization approved by the HIT's Executive Committee) for a Credit-Enhanced Bridge Loan with a term of longer than 12 months and at the rating level of A-1 or better by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT's Executive Committee) for a Credit-Enhanced Bridge Loan with a term of less than 12 months;

      (c) issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT's Executive Committee) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, Ginnie Mae, Fannie Mae, Freddie Mac or another entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT's Executive Committee); or

      (d) fully collateralized by a letter of credit or other guaranty by a bank or other financial entity with a credit rating of "AA" or above by S&P (or a comparable rating by another nationally recognized statistical rating organization approved by the HIT's Executive Committee) or a bank with a Thomson Bankwatch, Inc. rating of "B" or better. A summary description of Thomson Bankwatch, Inc. rating categories is included as Appendix D to this Statement of Additional Information.

      The HIT will invest in Credit-Enhanced Bridge Loans only in cases where the HIT is otherwise committed to invest in the development's construction and/or permanent mortgage loan, except in cases where the development's permanent loan is expected to have an original principal amount which is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis, in which event the HIT may make the Credit-Enhanced Bridge Loan even if the HIT is not committed to make the construction or permanent loan.

      The credit enhancement mechanisms set forth above may be structured to provide either an assurance that all scheduled payments under the Credit-Enhanced Bridge Loans will be made when due or an assurance only of the ultimate repayment of all amounts due under such loan at maturity or after foreclosure or other liquidation.

      There is no requirement that the Credit-Enhanced Bridge Loan itself be rated or ratable.

      The Credit-Enhanced Bridge Loan will be paid down in a manner approved by the HIT as capital contributions are made by the LIHTC or the RTC investors, although not all of the proceeds of investor payments will be required to reduce the HIT's loan if the HIT so approves.

      Unlike most other assets in which the HIT invests, Credit-Enhanced Bridge Loans may not be secured by mortgages on real property, are not directly related to payments on first-lien mortgage loans, and are not insured or guaranteed by the federal government or an entity such as Fannie Mae or Freddie Mac. However, as described above, Credit-Enhanced Bridge Loans will be guaranteed or credit-enhanced by state housing finance agencies, letter-of-credit providers or other mechanisms which are of the same credit quality as those which provide credit enhancement for the state and local government credit-enhanced investments and investments which have evidence of support by a state or local government or agency or instrumentality thereof and for privately credit-enhanced Mortgage Securities in which the HIT may invest up to 30% of its assets.

      The borrower's obligation to make principal and interest payments on a Credit-Enhanced Bridge Loan will not be contingent on the borrower's receipt of investor payments. However, the development owner may depend on investor payments to obtain the funds with which to make payments on a Credit-Enhanced Bridge Loan. Payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the LIHTC or the RTC and otherwise. The HIT expects, however, that its investments will be made on the basis of the credit of the guarantor or obligor as described in (a) through (d) above, and to a lesser extent by the LIHTC investors' ownership interests in the development owner. The HIT's investment criteria have been designed to enhance the likelihood that the HIT will invest only in credit-worthy Credit-Enhanced Bridge Loans. The HIT also believes that any additional risk associated with bridge loans, as compared to the HIT's other authorized investments, will be offset by the higher interest rates payable on Credit-Enhanced Bridge Loans.

      4. Mortgage Loans for Projects Which Have Evidence of Support from a State or Local Government and Which Meet Specified Underwriting Criteria.

      The HIT is permitted to invest in construction and/or permanent mortgage loans, provided that the total principal amount of such investments outstanding from time to time shall not exceed 4% of the value of all of the HIT's assets and provided that such loans meet underwriting criteria specified in the Declaration of Trust including:

      (a) in the case of projects that have evidence of support from a state or local government (or an agency or instrumentality thereof), that the loan-to-value ratio not exceed 60% (or, 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT's investment in an amount which will cover all losses down to a 60% loan-to-value level, or the project receives the benefits of LIHTCs), that the state or local government (or an agency or instrumentality thereof) or a tax-exempt foundation make or facilitate a financial contribution in the project and that the minimum debt service coverage for these projects at stabilization be at least 1.15, based upon the HIT's projections of future income and expenses; and

      (b) in the case of the financing of market rate projects, that the loan-to-value ratio not exceed 60% (or 80% if the HIT receives mortgage insurance or another form of guaranty or credit support of the HIT's investment in an amount which will cover all losses down to a 60% loan-to-value level) and that the minimum debt service coverage be at least 1.25 at stabilization, based upon the HIT's projections of future income and expenses.

      There is no requirement that the obligations acquired by the HIT under this category be rated or ratable.

      The investments in this category are subject to real-estate related risks that could have a material adverse effect on the value and performance of the obligations. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RISK FACTORS-- Real Estate-Related Risks."

      In evaluating investments in all categories of state and local government credit-enhanced investments, privately credit-enhanced investments, investments in credit-enhanced bridge loans, and mortgage loans for projects which have evidence of support by a state or local government or agency and meet specified underwriting criteria as described above, the HIT staff will consider, among other factors: (i) the experience, past performance, credit rating, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan-to-appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process. In evaluating such underwriting criteria, the HIT may retain consultants to assist HIT staff in evaluating state and local government investment opportunities. See, "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RETENTION OF TECHNICAL CONSULTANTS."

      In determining whether to invest in state and local government credit-enhanced investments, privately credit-enhanced investments, credit-enhanced bridge loans, and mortgage loans for projects which have evidence of support by a state or local government or agency and meet specified underwriting criteria as described above, the HIT is not limited to investments which have a rating or which have been rated in any particular category by a nationally recognized statistical rating organization. Although a rating provides no assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating organization, ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis satisfy the rating organization's internal criteria for the respective rating. The HIT will seek to minimize the risk of loss in this connection by investing only in instruments satisfying other criteria, as outlined above.

Other Securities

      The HIT may invest no more than 15% of its assets in the following categories, taken together: (i) securities issued by the U.S. Treasury, (ii) corporate securities issued or guaranteed by Fannie Mae and Freddie Mac or the FHLBs, (iii) securities other than Mortgage Securities backed by Fannie Mae, Freddie Mac or the FHLBs, as long as such securities are rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency at the time of acquisition, and (iv) subject to a further limit of no more than 10% of the value of all of the Trust's assets, CMBS, as long as such securities are rated in the highest rating category by at least one nationally recognized statistical rating agency. United States Treasury and FHLBs obligations and CMBS are described below and Fannie Mae and Freddie Mac obligations are described above under the captions "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- FANNIE MAE AND FREDDIE MAC SECURITIES" and "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS --PASS-THROUGH AND PAY-THROUGH SECURITIES".

      1.    United States Treasury Obligations

      The United States Treasury sells marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds in regularly scheduled auctions. The full faith and credit of the United States guarantees the timely payment of principal and interest on Treasury securities. Marketable bills, fixed-principal notes and bonds and inflation-indexed notes and bonds are freely transferable and are traded in the capital markets. They are issued in book-entry form and may be purchased through financial intermediaries or directly from the Treasury.

      2.    Federal Home Loan Bank Obligations

      The Federal Home Loan Bank System consists of twelve regional FHLBs and the FHLBs' Office of Finance and is supervised and regulated by the Federal Housing Finance Board. The Federal Housing Finance Board is an independent agency in the executive branch of the United States government. It has five members who appointed by the President and confirmed by the United States Senate. The Office of Finance is a joint office of the FHLBs established by the Federal Housing Finance Board to facilitate the issuance and servicing of consolidated obligations of the FHLBs. The Federal Home Loan Bank system was created by Congress in 1932 to improve the availability of money to support home ownership. The FHLBs make loans, called advances, to their members and eligible nonmember mortgagees that are secured by mortgages and other collateral pledged by the members and mortgagees. Advances generally provide funds for mortgage originations and portfolio lending and also may be used to provide funds to any member "community financial institution" for loans to small business, small farms and small agribusiness.

      Since January 2, 2001, the FHLBs have issued debt securities through the Office of Finance as their agent. Prior to that date, the FHLBs obligations were issued by the Office of Finance as the agent of the Federal Housing Finance Board. FHLBs debt securities include discount notes, bonds with fixed rates and fixed maturities, callable bonds, putable bonds, variable rate bonds and global bonds. Discount notes generally have maturities raging from 1 to 360 days and bonds generally have maturities ranging from 1 year to 10 years, but the bonds are not subject to any statutory or regulatory limits on maturity. These securities are sold through a dealer network or as direct placements. These securities are joint and several obligations of the twelve FHLBs and are backed solely by the resources of the FHLBs. As of May 1, 2006, all long-term debt securities issued by the Federal Home Loan Bank system carried "AAA" ratings from S&P and "Aaa" ratings from Moody's. Each FHLB is required to operate in such a manner and to take whatever actions are necessary to ensure that the FHLBs' debt securities receive and maintain the highest credit rating from any nationally recognized statistical rating organization that currently rates such securities. FHLBs debt securities are not obligations of the United States and are not guaranteed by the United States.

      Each of the twelve regional FHLBs is an instrumentality of the United States organized under the authority of the Federal Home Loan Bank Act of 1932, as amended. Each is a privately capitalized, separate corporate entity and has its own management, employees and board of directors. Each FHLB is a cooperative in that only member institutions own the capital stock of the FHLB and receive dividends on their investment. Each FHLB conducts business almost exclusively with member institutions and the majority of directors of each FHLB is elected by and from its membership. Additional information about the FHLBs can be found in the FHLBs' Combined Financial Report and on its website at www.fhlbanks.com or at www.fhfb.gov.

      3.    Commercial Mortgage Backed Securities

      CMBS are generally multi-class pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial properties, including multifamily housing, office buildings, shopping centers, retail space, hotel, motel and other hospitality properties, mobile home parks, self-storage facilities and industrial and warehouse properties. The underlying mortgage loans are often balloon loans, rather than loans which amortize over their terms and the properties securing the mortgage loans which back the CMBS may also be subject to subordinate debt and/or mezzanine debt. As with the bulk of the HIT's current housing-related investments, principal and interest payments from the underlying mortgage loans are passed through from the borrowers to the holders of the CMBS by the servicer. Typically, a CMBS transaction contains several different classes or "tranches" with varying exposure to default, prepayment and interest rate risk. A CMBS issue is often structured by "credit-tranching", i.e., creating bonds with ratings from AAA to unrated by the use of subordination. Each CMBS tranche typically receives an interest payment with principal distributed in a sequential manner beginning with the highest rated tranche. Typically, all principal and prepayments are first allocated to the current amortizing tranche, and when that tranche is paid off, principal and prepayments flow to the next tranche in a "waterfall." In credit-tranched CMBS issues, the loss and paydown tranches are typically reversed, and the highest rated classes are therefore the last to be affected by losses and usually the first to receive the early payment of principal.

Mortgage Securities Supported By More Than One Form of Credit Enhancement

      The HIT may also invest in construction and/or permanent loans or securities or obligations backed by construction and/or permanent loans or interests in such loans, securities and obligations which are supported by any combination of two or more of the types of credit enhancement which must support Mortgage Securities in which the HIT is otherwise authorized to invest, as described above, as long as all of the principal component of such loans, or securities or obligations backed by such loans or interests therein are fully collateralized by one or more of such types of credit enhancement. The multiple forms of credit enhancement may be combined either concurrently or sequentially.

Pre-Construction Commitments

      The HIT may enter into pre-construction commitments to provide permanent financing upon satisfactory completion of a specified project. Such commitments, commonly known as permanent financing or take-out commitments, are often a precondition to the ability of a developer to obtain a construction loan. The HIT may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of HIT income. In contrast to a company hoping to earn a standby commitment fee without investment, the HIT will make permanent financing commitments with the purpose and ability to acquire the Mortgage Security.

      Because complete funding of construction and permanent mortgage loans requires up to three years after making a financing commitment, the HIT estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Securities, dividend reinvestment and sales of additional Units to new or existing Participants. Loan commitments are made after considering reasonable projections of available funds. At times, the HIT's short-term cash balances may be less than its outstanding financing commitments. This commitment policy reduces the amount of assets the HIT would otherwise invest in lower yielding, short-term investments. The HIT maintains highly liquid government securities in a segregated account which, in addition to short-term liquid assets, and amounts projected to be available, is at least equal to outstanding financing commitments. If, however, a substantial amount of the funds projected to be available are not in fact received, the HIT would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

Forward Commitments

      The HIT invests in Mortgage Securities originated under forward commitments, in which the HIT agrees to purchase an investment in or backed by mortgage loans that have not yet closed. For Mortgage Securities backed by multifamily projects to be built, the HIT typically agrees to a fixed interest rate and purchase price for Mortgage

Securities delivered in the future. In periods of declining interest rates, Mortgage Securities for which the HIT has issued commitments may not be delivered to the HIT.

      The HIT typically seeks to reduce the likelihood of non-delivery for Mortgage Securities backed by multifamily projects and certain single family loans by including mandatory-delivery clauses in its commitments. In addition, the HIT usually requires a good faith deposit (generally 1/2 point), payable when commitments for Mortgage Securities related to multifamily projects are issued. The HIT retains the deposit if any such investment is not delivered to the HIT. These mechanisms help assure delivery of the related Mortgage Securities, but there is no guarantee that all investments the HIT commits to purchase will actually be delivered to the HIT, or that the deposit will cover all of the lost value of any Mortgage Security not delivered as required.

Temporary Investments

      The HIT will invest funds temporarily in liquid assets until they can be placed in Mortgage Securities meeting HIT investment objectives. Such liquid assets are limited by the Declaration of Trust to: United States Treasury issues; federal agency issues; commercial bank time certificates of deposit and savings bank deposits in banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance Fund); savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guaranties payment thereof); commercial paper rated as category A-1 or P-1 by S&P or Moody's; collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single family homes or FHA-insured multifamily projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the HIT.

      The HIT also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues. Investments in other registered investment companies are restricted as follows:

      (a) Such securities acquired by the HIT shall not exceed 3% of the total outstanding voting stock of any investment company;

      (b) The total value of such securities acquired by the HIT in any one investment company shall not exceed 5% of the HIT's assets; and

      (c) The total value of such securities acquired by the HIT in all investment companies shall not exceed 10% of the HIT's assets.

Retention of Technical Consultants

      The majority of the construction and permanent mortgage loans and mortgage-backed securities in which the HIT invests have been underwritten to meet the requirements of HUD, Fannie Mae or Freddie Mac, or have been underwritten by state or local housing finance authorities based on specified qualifying loan to value standards. In evaluating certain investments, however, the HIT may retain consultants to provide site inspections, appraisal reviews, environmental analyses, property management reviews and such other statistical and factual information as the HIT may deem useful to its evaluation and investment decision-making. Such consultants may provide such analysis on a case-by-case basis and only with respect to occasional transactions in specific proposals. Any such consultants are compensated either on an hourly basis or at a set fee for evaluating each specific proposal.

Portfolio Turnover

      Over the past two years, the portfolio turnover rate has decreased from 85.5% in 2004 to 68% in 2005. Turnover is mainly driven by the rate of prepayments in mortgage securities and the Trust's active management of the portfolio's interest rate and spread risks relative to the HIT's benchmark.

Proxy Voting Record

      The HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, 2005 the HIT held no voting securities in its portfolio and has reported this information in its most recent filing with the SEC on Form N-PX.

      The HIT's proxy voting report on Form N-PX for the most recent twelve-month period ended June 30, 2005 is available on the SEC's website at http://www.sec.gov. Participants may also obtain a copy of the HIT's report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Disclosure of Portfolio Holdings

      The HIT provides disclosure with respect to the HIT's portfolio securities, upon request, to its Participants, their advisers or consultants, and to certain consultants and third-party service providers engaged by the HIT. The HIT may also, from time to time, provide disclosure about its portfolio securities to prospective investors. In accordance with HIT policies and procedures, all such disclosures are subject to the requirement that such information be kept confidential and are subject to a prohibition on trading or other misappropriation of the information. Information is normally made available within thirty (30) days of the most recent month-end. No compensation or other consideration is received by the HIT or any other party in connection with the disclosure of information about portfolio securities. Disclosure of the HIT's portfolio securities to any party must be pre-approved by an officer of the HIT, with notice given to the HIT's Chief Compliance Officer. This clearance process is designed to insure that the disclosure of any information about portfolio securities is in the best interests of the Participants. The Board of Trustees has not adopted specific procedures to oversee disclosure of the HIT's portfolio securities. Pursuant to the HIT's Declaration of Trust and By-Laws, the Board of Trustees has delegated authority to the officers of the HIT to manage the business of the HIT, which includes disclosure about portfolio securities. Senior HIT management has determined that due to the nature of the HIT's portfolio holdings, there is no material risk that the disclosure of such holdings would lead to front-running or other predatory trading practices (such as trading ahead) that could adversely impact the HIT's performance. In addition, because the HIT values its portfolio monthly, and permits purchases and redemptions only on a monthly basis, there is no material risk that an investor could engage in market timing to the detriment of other HIT participants.

      The HIT's investment adviser and custodian are not authorized to disclose the HIT's portfolio securities to any person.

      The HIT has an informal ongoing arrangement with one of its Participants, New York City Retirement System ("NYCRS"), to provide disclosure of portfolio securities each month. Disclosure to NYCRS is subject to the same procedures and limitations as described above and is provided to NYCRS at the same time it is made available to all Participants.

Other HIT Policies

      If it is feasible and profitable, the HIT may directly service some of the permanent loans in which it invests. Generally, however, the Mortgage Securities in which the HIT proposes to invest, whether or not they are originated by the HIT, will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as commercial banks, located throughout the United States. Such institutions are generally compensated for their services at rates that vary from 0.05%-0.75% per annum, calculated monthly, on the then current outstanding principal balance in the case of permanent first mortgage loans, and at rates of 0.125% per annum or more of the total loan commitment in the case of construction loans.

      The HIT is empowered to invest in Mortgage Securities backed by projects anywhere in the United States. The HIT will invest only in Mortgage Securities which provide yields competitive with those then generally prevailing in the market taking into consideration all factors relevant to an appropriate evaluation of risk and return and the overall objectives of the HIT. Among Mortgage Securities of comparable yield, the HIT will, if possible, invest in projects in geographic areas in which Participants or their members are located.

      As a risk mitigation strategy, the HIT will from time to time buy or sell Mortgage Securities and Other Securities in order to prevent fluctuations in the weighted average maturity of its portfolio, to manage the duration of the portfolio or to maintain a desirable level of portfolio diversification. Moreover, the HIT remains free to dispose of Mortgage Securities and Other Securities at any time to meet objectives of the HIT, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the HIT may temporarily invest are subject to a very high turnover rate. Fees associated with the purchase, sale or redemption of such liquid assets are nominal. See "INVESTMENT ADVISER."

      The HIT's Mortgage Securities are directly or indirectly secured by mortgages or liens on real estate, resulting in a concentration of investments in the real estate industry. For purposes of the Investment Company Act, "concentration" means more than 25% of asset value in any one industry.

Investment Restrictions

      The HIT has adopted the restrictions listed below as fundamental policies. Under the Investment Company Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the HIT's outstanding Units.

      The HIT will not:

      (a) concentrate its investments in any industry except the real estate industry as set forth above;

      (b) permit less than 55% of the mortgages and mortgage-backed securities acquired by the HIT or backing Mortgage Securities acquired by the HIT to be federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest or in cash or short-term investments including United States Treasury issues, repurchase agreements, federal agency issues, mutual funds that invest in such securities, certificates of deposit and other obligations of domestic banks, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance ("Short-Term Investments");

      (c) originate or purchase any Mortgage Security secured by a project involving new construction or rehabilitation unless the buildings, structures or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by 100% union labor;

      (d) purchase securities on margin (but the HIT may obtain such short-term credits as may be necessary for the clearance of transactions);

      (e) issue senior securities, except that the HIT may borrow money from banks provided that, immediately after such borrowing, there is an asset coverage of at least 300% of all borrowings of the HIT. Not more than 50% of the HIT's assets will be used as security for such borrowings. This borrowing provision is not for investment leverage, but primarily to facilitate management of the portfolio by enabling the HIT to meet redemption requests and to make advances on construction loans securing Mortgage Securities and to meet outstanding HIT commitment obligations (and, on occasion, to make income distributions) when available HIT cash is insufficient for such purposes and the liquidation of investments is deemed to be inconvenient or disadvantageous;

      (f)   sell any securities short;

      (g)   write put and call options;

      (h) underwrite the securities of other issuers except that the HIT may resell to other financing institutions all or a portion of the Mortgage Securities acquired by the HIT in transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act");

      (i) purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the HIT;

      (j)   purchase or sell commodities or commodities futures contracts;

      (k)   lend any assets of the HIT except as set forth above;

      (l) invest in oil, gas or other mineral leases, or arbitrage transactions; or

      (m) invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by HIT.

      One effect of the restriction described in clause (m) above is to prohibit the HIT from investing more than 15% of its assets in investments that do not satisfy the liquidity requirement described in the clause even though they may otherwise be permitted under the Declaration of Trust.

Risk Factors

      The primary risks in investing in Units of the HIT are summarized in the Prospectus under the caption "INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RELATED RISKS--PRINCIPAL INVESTMENT RISKS." The following section contains a fuller discussion of the risks associated with investing in Units of the HIT.

      1.    Fluctuating Interest Rates

      The market value of the HIT's investments and the resulting net asset value of the HIT portfolio will fluctuate with short-term changes in market interest rates. Generally, when market interest rates rise, the net asset value of the HIT will decline; Participants who redeem Units in such circumstances will suffer the resulting loss in value of HIT assets. Conversely, in certain periods of declining interest rates, investments held by the HIT will increase in market value but Mortgage Securities or CMBS may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized.

      Scheduled payments of principal and any prepayments will be reinvested at prevailing interest rates, which may be less than the rate of interest for the investments on which such payments are made. In addition, to the extent the HIT purchases investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the HIT and, in the event of complete prepayment, the HIT would be unable to recover or recoup the premium.

      2.    Redemption

      Although registered investment companies generally must value their assets and accept redemption requests daily, the HIT is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. Effective October 1, 1987, the Board of Trustees authorized investments and redemptions on a monthly basis instead of a quarterly basis.

      For the fiscal year ended December 31, 2005, total redemptions came to $272.6 million, or 7.6% of the HIT's net assets. To ensure that it will be able to meet all redemption requests in a timely manner, the HIT will not invest more than 15% of assets in securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by HIT (see "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- INVESTMENT RESTRICTIONS").

      3.    Limited Resale Market for Certain Types of Investments

      Mortgage Securities which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac are very liquid and an active secondary market for such investments exists. Prices for these investments are often publicly quoted. There is no similar secondary market for Mortgage Securities which are not federally insured or guaranteed or which are not issued or guaranteed by Fannie Mae or Freddie Mac or which are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. A number of factors constrain the marketability of Mortgage Securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or are backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. These include the fact that many of these investments are structured in a "one-off," rather than standardized, manner because they are tailored to the specific needs of the project to be financed. Since these investments are tailored in such a fashion, published quotes do not exist and potential purchasers must be contacted individually. Administrative loan servicing requirements and costs and other factors restrict the resale market for single family mortgage loans to some extent. The large denominations of Mortgage Securities for multifamily projects and intermediate care facilities, assisted living facilities and nursing homes restrict the number of buyers interested in them. In the case of any long-term Mortgage Security, the market is apt to be more limited than for Mortgage Securities of shorter maturity. Required liquidation of long-term Mortgage Securities in an unfavorable market could result in significant losses from face value.

      The market for construction period Mortgage Securities is affected by the uncertainties inherent in building construction. If a Mortgage Security is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project. These and other factors may cause delays in the event a decision is made to sell construction period Mortgage Securities.

      4.    Defaults On Loans

      Defaults on loans can occur for a variety of reasons, including those described below under the caption "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RISK FACTORS -- Real Estate-Related Risks." The HIT may experience certain losses in the event of default on the loans which directly or indirectly back the HIT's investments. To a limited extent, this is true even for federally insured or guaranteed loans. Losses on federally insured or guaranteed loans can occur as a result of: (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving an insurance settlement; (ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement; (iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash; (iv) possible offsets of insurance proceeds against amounts held by the HIT or mortgage banker; (v) loss of certain interest payments upon default that are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; (vii) errors or omissions by the mortgage banker which result in a reduction in the insurance proceeds; and (viii) other reasons.

      For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA's maximum loss exposure under its guaranty. If this were to occur, the HIT would bear the portion of the loss not covered by VA's guaranty.

      The HIT may invest in certain loans or securities which in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured obligations. These investments may consist of (i) federal government- related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest) and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- CONTINGENT INTEREST MORTGAGE LOANS" and "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- EARLY REPAYMENT LOANS."

      Contingent interest obligations in excess of principal and base interest are not secured by the mortgage loan, by any government insurance or guaranty or by any obligation or guaranty of Fannie Mae or Freddie Mac. Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government's insurance or guaranty, or against Fannie Mae or Freddie Mac's obligation or guaranty, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate. In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties. There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be due. The HIT expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

      State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt. Although the HIT does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest. To address this risk, in circumstances where the HIT invests in contingent interest mortgage loans, the HIT intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the HIT against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.

      If the HIT obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to any payments due, because rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the first priority lien holder. However, in the majority of these cases, the HIT will be the holder or beneficiary of the first priority lien.

      The HIT's ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate. The economic performance of a project may be affected by a number of factors, including but not limited to, occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

      With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guaranty. It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage. Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the HIT would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. If the HIT has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the HIT would be able, subject to compliance with certain conditions, to foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage. However, even if the HIT obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the HIT with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security and to the revenues of the project will be subordinate to the rights of the holder of the first mortgage. The HIT expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed. In such event, a loss could be incurred because the HIT would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to "balloon" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated maturity date.

      In addition, not all loans or mortgage-related assets in which the HIT may invest are federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac. Mortgage Securities which are not so insured or guaranteed and CMBS will be subject to all the risks inherent in investing in real estate. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- RISK FACTORS-- Real Estate-Related Risks."

      5.    Ratings

      There can be no assurance that a rating that exists when a HIT investment is made will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in the rating or withdrawal of the rating may signify an increase in the risk of default on the related investment and would be likely to result in a reduction in the value of the investment.

      6.    Lack of Diversification

      The Investment Company Act defines a "diversified company" as an investment company that maintains at least 75% of the value of its assets in, among other investments, securities of any one issuer limited to an amount not greater in value than 5% of the value of the company's assets. In this connection, the Declaration of Trust does not specify the proportion of the HIT's assets that may be committed to a single Mortgage Security or Mortgage Securities issued, insured or guaranteed by any firm or entity. The HIT plans to follow a policy of investing no more than 15% of its assets in any single Mortgage Security as of the time of investment. Given the foregoing definition of a diversified company, the HIT's ability to invest up to 15% of its assets in a single Mortgage Security under this policy may from time to time result in the HIT's portfolio shifting from nondiversified to diversified and back again, without prior investor approval. This shift is contrary to Section 13(a)(1) of the Investment Company Act, absent prior security holder approval. However, the HIT has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the HIT to conduct its investment practices as described above. To the extent the HIT operates as a nondiversified company, the risk of loss on its investments will be increased. See, "EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT" in this Statement of Additional Information.

      7.    Real Estate-Related Risks

      The HIT is required to invest primarily in Mortgage Securities that are
(i) federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac or (ii) backed by securities, obligations or loans which are federally insured or guaranteed or are issued or guaranteed by Fannie Mae or Freddie Mac. In addition, almost all of the HIT's other Mortgage Securities have some form of credit enhancement to protect against losses in the event of a default. However, to the extent that a Mortgage Security does not have credit enhancement or if a state or local government entity or private entity which provides credit enhancement for a Mortgage Security fails to meet its obligations under the credit enhancement in the event of a default under the underlying mortgage loan, the HIT would be subject to the risks that apply to real estate investments generally with respect to that Mortgage Security. Some of these risks are described below.

      (a) Construction Risks. The construction period is an extremely risky phase of any project development for a variety of reasons. For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy. In addition, the construction period may be subject to unforeseeable delays and difficulties that may adversely affect the project and the related construction loan.

            The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses. During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities. Such statutory and regulatory requirements (and any changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans. For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property. Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

            Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services, construction or labor disputes, delays in construction caused by adverse weather, casualty and other factors, poor management, delays, unanticipated costs and difficulties in obtaining lease-up of a project and other unforeseen occurrences. Such cost overruns and delays may adversely affect the developer's ability to complete the construction of a project, as well as the economic viability of a project.

            Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs. In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan.

            There is no assurance that a borrower will be able to complete the construction or lease-up of a project as required. Delays may result from a variety of causes, including, without limitation, the factors discussed above, despite the developer's contractual obligations as to completion and lease-up. Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the HIT is providing only construction financing) or other financial assistance for the project.

            Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable. In the event that any of the foregoing or other difficulties occur during the construction period, a borrower may not repay all amounts advanced under or with respect to a construction loan on a timely basis.

      (b) Risks Affecting the Operation Of Projects And Repayment Of Permanent Loans. A borrower's ability to make required payments on any mortgage loan after the completion of construction of a project will be affected by a variety of factors. These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy, sound management of the project, timely receipt of rental income, increases in rents to cover increases in operating expenses (including taxes, utility rates and maintenance costs), and the costs of required repairs resulting from reasonable wear and tear and casualties and changes in applicable laws and governmental regulations. In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, rent controls and profit controls. There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related mortgage loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related mortgage loan is likely to occur.

      (c) Environmental and Litigation Risks. Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage. In addition, under federal environmental law and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale, may be liable for the costs of cleaning up a contaminated site. Such costs could be substantial. The imposition of such costs on a project owner may adversely affect such owner's ability to pay the debt service on a mortgage loan. It is unclear whether such costs would be imposed on a secured lender such as the HIT or any secured lender acting on behalf of the HIT in the event that the secured lender did not actually acquire title to the project. In the event that title to a project securing a mortgage loan was acquired by the HIT or any lender acting on behalf of the HIT and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the HIT as a secured lender or any secured lender acting on behalf of the HIT even if the HIT or such other lender did not acquire title to the project), the HIT could realize a loss.

            Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project. A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations. Litigation arising from such disputes could be resolved adversely to the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan.

      (d) Foreclosure Risks. In those limited instances in which the HIT invests directly in mortgage loans rather than in Mortgage Securities backed by mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a "cramdown" by a bankruptcy court. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up and selling expenses may be less than the HIT's investment.

            In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

      8.    Defaults On Credit-Enhanced Bridge Loans

      If the issuer of any letter of credit or other form of guaranty which secures a Credit-Enhanced Bridge Loan fails or is unable to meet its obligations under such letter of credit or other guaranty, the HIT would be subject to the risk that LIHTC or RTC investors may not make required payments on their obligations to the development owner as scheduled and also to certain real estate risks relating to the underlying development. LIHTC or RTC investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur, in which event, the HIT may not have any remedy. In addition, however, the LIHTC or RTC investors may not make the payments as a result of changes in the financial capacity of the LIHTC investors themselves. In the event that the LIHTC or RTC investors do not make required payments, the HIT may be required to enforce the obligations of the LIHTC or RTC investors under their notes or other payment agreements with the development owner. Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting LIHTC or RTC investors' ownership interests. As the owner of such interests in the development owner, the HIT would be subject to the real estate risks that any development owner would face. Certain of these risks are described below under the caption "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS -- RISK FACTORS -- Real Estate-Related Risks."

      9.    Risks of CMBS

      In general, the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, since payments and the timing of payments made in respect of the CMBS depend on payments received on and other recoveries with respect to the underlying mortgage loans. These risks reflect, among other things, the effects of local and other economic conditions on real estate markets, the ability of tenants to make rent payments, and the ability of a property to attract and retain tenants. See "DESCRIPTION OF THE HIT, ITS INVESTMENTS AND RISKS--RISK FACTORS--Real Estate-Related Risks." Certain types of commercial properties may also be subject to other risks in addition to those described in that section. CMBS are not insured or guaranteed by any government agency or instrumentality, by any private mortgage insurer or by any other firm or entity.

MANAGEMENT OF THE HIT

      Under the terms of the Declaration of Trust, the Board of Trustees of the HIT has overall responsibility for the management and policies of the HIT. The Board of Trustees currently maintains four committees: the Executive Committee, the Audit Committee, the Nominating Committee and the Committee of the Whole.

      The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley and Union Trustee Sweeney. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session.

      The Committee of the Whole monitors the HIT's investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the HIT. This Committee is currently composed of all of the Trustees.

      The Audit Committee monitors the accounting practices and performance of the HIT's management and independent registered public accounting firm. The Committee is composed of Stephen Frank (designated Audit Committee Financial Expert), Marlyn Spear (designated Audit Committee Financial Expert), Richard Trumka, George Latimer, and Tony Stanley. The Audit Committee operates under a written charter adopted by the Board of Trustees. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management.

      The Nominating Committee was formally constituted in April 2004. It is currently composed of Chairman Ravitch, Management Trustee Stanley and Union Trustee Sweeney. The Nominating Committee recommends candidates for election to the Board of Trustees. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, all members of which are disinterested, to set a record date by which Participants may submit matters for consideration by the Participants at the annual meeting, including recommendations for trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

      No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to executive officers.

      The Board of Trustees met three times during the HIT's fiscal year ended December 31, 2005. The Executive Committee met four times, the Audit Committee met two times and the Nominating Committee met one time during the HIT's fiscal year ended December 31, 2005.

      The Chief Executive Officer, assisted by the other officers of the HIT, is responsible for the HIT's day-to -day administration. The Portfolio Management Group staff, assisted by the Portfolio Management Committee, manages the portfolio to maintain a risk profile comparable to the benchmark index. The Investment Committee reviews and approves proposed investments in Mortgage Securities for transactions negotiated and structured by HIT staff to ensure that they meet the risk and return requirements of the HIT. The Portfolio Management and Investment Committees are comprised of senior HIT staff. The Executive Committee of the Board of Trustees reviews and approves any proposed single investment or transaction that would exceed $35 million.

      The current Trustees of the HIT and their principal occupations are as follows:

                                                                                                            Other
                                              Term of Office                                                Directorships
                            Position Held     and Length of         Principal Occupation/Business           Held by
Name, Age, Address          with the HIT      Time Served           Experience During Past 5 Years*         Trustee**
--------------------------------------------------------------------------------------------------------------------------
Richard Ravitch             Chairman          Service Commenced     Principal, Ravitch, Rice & Co. LLC      None
610 5th Avenue                                1991, Term            formerly, Chairman, Aquarius
Ste. 420                                      expires 2006          Management Corporation (limited
New York, NY 10020                                                  profit housing project management).
Age 72

Linda Chavez-Thompson       Union Trustee     Service Commenced     Executive Vice President, AFL-CIO.      None
815 16th Street, N.W.                         May 1996,
Washington, D.C.  20006                       Term Expires
Age 61                                        2008

John J. Flynn               Union Trustee     Service Commenced     President, International Union of       None
1776 Eye Street, N.W.                         May 2000,             Bricklayers and Allied Craftworkers
Washington, D.C.  20006                       Term Expires          (BAC); formerly BAC
Age 71                                        2006                  Secretary-Treasurer.

Frank Hurt                  Union Trustee     Service Commenced     President, Bakery, Confectionery &      None
10401 Connecticut Avenue                      March 1993,           Tobacco Workers and Grain Millers
Kensington, MD  20895                         Term Expires          International Union.
Age 67                                        2007

John J. Sweeney             Union Trustee     Service Commenced     President, AFL-CIO                      None
815 16th Street, N.W.                         April 1981,
Washington, D.C.  20006                       Term Expires
Age 71                                        2007

----------
* None of the Trustees of the HIT are "interested persons" as defined in the Investment Company Act of 1940, as amended.

** Disclosure is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

                                                                                                            Other
                                              Term of Office                                                Directorships
                            Position Held     and Length of         Principal Occupation/Business           Held by
Name, Age, Address          with the HIT      Time Served           Experience During Past 5 Years*         Trustee**
--------------------------------------------------------------------------------------------------------------------------
Richard L. Trumka           Union Trustee     Service Commenced     Secretary-Treasurer, AFL-CIO.           None
815 16th Street, N.W.                         December 1995,
Washington, D.C.  20006                       Term Expires
Age 56                                        2008

Jon F. Walters *            Union Trustee     Service Commenced     International Secretary-Treasurer,      None
900 7th Street, N.W.                          May 2005,             International Brotherhood of
Washington, D.C.                              Term Expires 2006     Electrical Workers (IBEW);
20001                                                               formerly, International Vice
Age 64                                                              President of the Eighth District
                                                                    IBEW

James A. Williams           Union             Service Commenced     General President, International        None
1750 New York Avenue, NW    Trustee           June 2005, Term       Union of Painters and Allied Trades
Washington, DC                                Expires 2008          ("IUPAT"); General
20006                                                               Secretary-Treasurer, IUPAT
Age 55

Stephen Frank               Management        Service Commenced     Independent Consultant; formerly        None
8584 Via Avellino           Trustee           May 2003,             Vice President and Chief Financial
Lakeworkth, FL 33467                          Term Expires          Officer, The Small Business Funding
Age 65                                        2006                  Corporation

George Latimer              Management        Service Commenced     Distinguished Visiting Professor of     Identix, Inc.
1600 Grand Avenue           Trustee           May 1996,             Urban Studies, Macalester College;
St. Paul, MN  55105                           Term Expires          formerly, Chief Executive Officer,
Age 70                                        2008                  National Equity Fund (a tax credit
                                                                    investment company).

Marlyn J. Spear, CFA        Management        Service Commenced     Chief Investment Officer, Building      None
500 Elm Grove Road          Trustee           March 1995,           Trades United Pension Trust Fund,
Elm Grove, WI  53122                          Term Expires          Milwaukee, WI.
Age 52                                        2006

Tony Stanley                Management        Service Commenced     Executive Vice President (retired)      None
25250 Rockside Road         Trustee           December 1983,        and Director, TransCon Builders,
Cleveland, OH  44146                          Term Expires          Inc.
Age 72                                        2007

* Trustee Walters was elected pursuant to Section 2.7 of the Trust's Declaration of Trust, which permits, upon the resignation of any Union Trustee, the remaining Union Trustees to appoint by majority vote a replacement to serve out the remainder of the term of such resigning Union Trustee. Mr. Walters was unanimously appointed by the Union Trustees to serve out the remainder of Trustee Jeremiah O'Connor's term, such term to expire at the 2006 Annual Meeting of Participants or until his respective successor shall be elected and qualify. Trustee O'Connor resigned effective March 1, 2005.

                                                                                                            Other
                                              Term of Office                                                Directorships
                            Position Held     and Length of         Principal Occupation/Business           Held by
Name, Age, Address          with the HIT      Time Served           Experience During Past 5 Years*         Trustee**
--------------------------------------------------------------------------------------------------------------------------
Jack Quinn                  Management        Service Commenced     President, Cassidy & Associates;        Kaiser
700 13th Street, NW         Trustee           June 2005, Term       Former Member, United States House      Aluminum
Suite 400                                     Expires 2008          of Representatives
Washington, DC
20005
Age 54

         Union Trustees Chavez-Thompson, Trumka and Williams and Management Trustees Latimer and Quinn are "Class I" Trustees, whose terms expire at the 2008 Annual Meeting of Participants. Union Trustees Flynn, Sullivan and Walters and Management Trustees Frank and Spear are "Class II" Trustees whose terms expire at the 2006 Annual Meeting of Participants. Union Trustees Hurt and Sweeney and Management Trustee Stanley are "Class III" Trustees whose terms expire at the 2007 Annual Meeting of Participants. Trustee Ravitch is the Chairman (a non-classified trustee) with a one-year term expiring at the 2006 Annual Meeting of Participants.

EXECUTIVE OFFICERS

         All executive officers of the HIT are located at 1717 K Street, N.W., Suite 707, Washington, D.C. 20036. The Executive Officers of the HIT are elected annually by the Board of Trustees to one-year terms that begin on January 1 and expire on December 31, or until their respective successors are appointed and qualify. No executive officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of
Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act. The executive officers of the HIT are as follows:

Name & Age              Current Position w/ HIT      Length  of  Time    Previous Principal Occupations over Past 5 Years
                                                     Served w/HIT*
---------------------------------------------------------------------------------------------------------------------------
Stephen F. Coyle        Chief Executive Officer      Service             Chief Executive Officer since 1992, AFL-CIO
   Age 60                                            Commenced           Housing Investment Trust.
                                                     February 1992

Helen R. Kanovsky       Chief Operating Officer      Served from         Executive Vice President - Finance and
   Age 54               since January 2002           January 1995        Administration from 1999-2001, AFL-CIO Housing
                                                     through January     Investment Trust; Chief of Staff from 1998-1999
                                                     1998;  Service      for U.S. Senator John F. Kerry; General Counsel
                                                     Recommenced         from 1995-1998, AFL-CIO Housing Investment Trust.
                                                     August 1999

Erica Khatchadourian    Chief Financial Officer      Service             Executive Vice President - Finance and
   Age 38               since January 2004;          Commenced April     Administration, from 2001-2003, Controller in
                                                     1993                2001, and Chief of Staff from 1997-2000, AFL-CIO
                                                                         Housing Investment Trust.

John Hanley             Executive Vice-President     Served from         Executive Vice-President, from 2001 - 2003,
   Age 39               - Portfolio Management       April 1992          AFL-CIO Investment Trust Corporation; Chief
                        and Investments since        through April       Investment Officer, from 1998 - 2001, AFL-CIO
                        May 2003                     2001; Service       Housing Investment Trust.
                                                     Recommenced May
                                                     2003

Name & Age              Current Position w/ HIT      Length  of  Time    Previous Principal Occupations over Past 5 Years
                                                     Served w/HIT*
---------------------------------------------------------------------------------------------------------------------------
Chang Suh               Executive                    Service             Chief Portfolio Manager from 2003-2004;
   Age 34               Vice-President/Chief         Commenced April     Assistant Portfolio Manager from 2001-2003;
                        Portfolio Manager since      1998                Senior Portfolio Analyst from 1998-2001, AFL-CIO
                        November 2004                                    Housing Investment Trust.

Mary C. Moynihan        General Counsel since        Service             Chief Counsel, January 2004 - April 2004; Deputy
   Age 46               April 2004                   Commenced           General Counsel in 2003, AFL-CIO Housing
                                                     January 2003        Investment Trust.

Stephanie Wiggins       Chief Investment Officer     Service             Director, Fannie Mae Production from 2000 -
   Age 40               - Multifamily Finance        Commenced           2001, AFL-CIO Housing Investment Trust;
                        since January 2002           November 2000       Director, Prudential Mortgage Capital Company;
                                                                         Vice President / Multifamily Transaction Manger,
                                                                         WMF Capital Corporation.

Harpreet Peleg          Controller since 2005        Service             Formerly Chief Financial Officer, AFL-CIO
    Age 32                                           Commenced March     Investment Trust Corporation; Supervisor - Gas
                                                     2005                Settlements, PG&E National Energy Group;
                                                                         Financial Analyst, Goldman Sachs

Nicholas Milano         Deputy General Counsel       Service             Associate General Counsel AFL-CIO Housing
   Age 38               since July 2005 and          Commenced           Investment Trust, 2003-2005; Senior Counsel,
                        Chief Compliance Officer     January 2003        Division of Investment Management, U.S.
                        since May 2004                                   Securities and Exchange Commission from
                                                                         2001-2003; Senior Counsel, Division of Trading
                                                                         and Markets, U.S. Commodity Futures Trading
                                                                         Commission from 1999-2001.

* Information is accurate as of the date of this Statement of Additional Information.

2005 Compensation Table

      The following table sets forth the aggregate compensation, including any previously deferred compensation, paid during the 2005 fiscal year to each of the three highest paid officers of the HIT and to all Trustees of the HIT. As the HIT is a single, self-managed fund, its staff as of December 31, 2005 included 55 employees. Therefore, in addition to those individuals identified in the table below, the HIT had 42 other employees who earned aggregate compensation exceeding $60,000 during the 2005 fiscal year.

                                                  Pension or
                                                  Retirement                             Total
                                 Aggregate        Benefits Accrued   Estimated Annual    Compensation
                                 Compensation     as Part of HIT     Benefits Upon       From HIT Paid to
Name of Person, Position         From HIT         Expenses           Retirement*         Trustees
-----------------------------------------------------------------------------------------------------------
Stephen Coyle(2)                   $295,860          135,657            Cannot be         Not applicable
  Chief Executive Officer                                              determined

Helen R. Kanovsky(3)                236,481           38,052               54,769         Not applicable
  Chief Operating Officer

Chang Suh(4)                        205,996           33,856               34,657         Not applicable
  Chief Portfolio Manager

Richard Ravitch,                     10,000               --                   --                 10,000
  Chairman

Linda Chavez-Thompson,                   --               --                   --                     --
  Union Trustee

John J. Flynn,                           --               --                   --                     --
  Union Trustee

Stephen Frank                         2,500               --                   --                  2,500
Management Trustee

Frank Hurt,                              --               --                   --                     --
  Union Trustee

Jeremiah O'Connor,
  Union Trustee*                         --               --                   --                     --

----------
* The estimated annual benefits payable upon retirement to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on current average final compensation and years of service. See "THE RETIREMENT PLAN."

(2) Aggregate HIT Compensation includes $16,417 of deferred compensation in 2005 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of HIT Expenses includes $3,007 of matching funds paid into the 401(k) Plan and $132,650 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 2005 in lieu of participation in the Retirement Plan, including interest, is $1,122,970 and the total amount deferred under the 401(k) Plan through December 31, 2005, including interest and HIT matching, is $131,534.

(3) Aggregate HIT Compensation includes $18,000 of deferred compensation in 2005 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $3,100 of matching funds paid into the 401(k) Plan and $34,952 contributed to the Retirement Plan in 2005 on Ms. Kanovsky's behalf. The total amount deferred by Ms. Kanovsky as of December 31, 2005 under the 401(k) Plan, including interest and HIT matching, is $95,837.

(4) Aggregate HIT compensation includes $14,000 of deferred compensation in 2005 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh's behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $3,100 of matching funds paid into the 401(k) Plan and $30,756 contributed to the Retirement Plan in 2005 on Mr. Suh's behalf. The total amount deferred by Mr. Suh as of December 31, 2005 under the 401(k) Plan, including interest and HIT matching, is $91,996.

                                                  Pension or
                                                  Retirement                             Total
                                 Aggregate        Benefits Accrued   Estimated Annual    Compensation
                                 Compensation     as Part of HIT     Benefits Upon       From HIT Paid to
Name of Person, Position         From HIT         Expenses           Retirement*         Trustees
-----------------------------------------------------------------------------------------------------------
Andrew Stern,
  Union Trustee**                        --               --                   --                     --

Edward C. Sullivan,
  Union Trustee                          --               --                   --                     --

John Sweeney,
  Union Trustee                          --               --                   --                     --

Richard Trumka,
  Union Trustee                          --               --                   --                     --

Jon Walters,
  Union Trustee                          --               --                   --                     --

James Williams,
  Union Trustee                          --               --                   --                     --

George Latimer,                       1,250               --                   --                  1,250
  Management Trustee

Marlyn J. Spear,                      2,500               --                   --                  2,500
  Management Trustee

Tony Stanley,                         3,500               --                   --                  3,500
  Management Trustee

Jack Quinn,                             500               --                   --                    500
  Management Trustee


* Trustee O'Connor resigned from his position as Trustee of the HIT in March
2005.

** Trustee Stern's term expired at the 2005 Annual Meeting of Participants.

      Prior to October 1, 1990, the HIT had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Also prior to October 1, 1990, personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the HIT and the AFL-CIO, whereby the HIT reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the HIT pursuant to the Personnel Contract. The HIT adopted the Retirement Plan for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Effective October 1, 1996, the HIT adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees including its Chief Executive Officer.

THE RETIREMENT PLAN

      Under the Retirement Plan, contributions are based on an eligible employee's base salary. The Internal Revenue Service also imposes an annual maximum on the amount that can be counted in determining base salary, which amount is currently $210,000. In general, rates are determined actuarially every year. The Retirement Plan was funded by employer contributions at rates of approximately 17.21% of eligible employees' base salaries during the twelve months ended December 31, 2005. During 2005, the annual base salaries for pension purposes of Ms. Kanovsky and Mr. Suh were $202,827 and $178,300 respectively.

      The Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

      The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee's age plus years of credited service equals 80 or more. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive
3.00 percent of the average of their highest three years' earnings, subject to the Internal Revenue Service limit noted above ("Final Average Salary") for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least three years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

      Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Ms. Kanovsky has approximately 9 and Mr. Suh has approximately 8 credited years of service under the Retirement Plan.

                            Years of Service
Final Average Salary*       15+         20(2)       25(2)       30++        35(3)
-----------------------    ----------------------------------------------------------
      $ 100,000             $ 45,000    $ 60,000    $ 75,000    $ 77,500    $ 80,000
        150,000               67,500      90,000     112,500     116,250     120,000
        205,000               92,250      23,000     153,875     158,875     164,000

THE 401(K) PLAN

      Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100 percent of his or her total compensation, up to a maximum of $14,000 in 2005 (or up to $18,000 for eligible employees over the age of 50). In 2006, the HIT is matching dollar-for-dollar the first $3,300 contributed. The amount set aside by an eligible employee and the amount of the HIT's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan every January 1st and July 1st of a given year.

      When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the HIT contributed to the trust account on the employee's behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee's allocated share of expenses).

      If the employee continues to work for the HIT, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

      The amount in an employee's account must be distributed to the employee in one lump sum or in periodic

----------
* The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.

+ 3.00 percent per year up to 25 years.

++ 0.5 percent per year over 25 years.

installments beginning April 1st of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

      The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2005 to the executive officers listed in the Compensation Table above, and the amounts deferred and paid as part of HIT expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2005, the distribution or unconditional vesting of which are not subject to future events.

                                                 Amount Deferred
                                                     from HIT
                               Amount Paid or       Aggregate         Employer
Name of Individual               Distributed       Compensation       Matching
---------------------------    --------------    ----------------   ------------

Stephen Coyle                        $0               16,417           3,007

Helen R. Kanovsky                     0               18,000           3,100

Chang Suh                             0               14,000           3,100

CODES OF ETHICS

      The Board of Trustees of the HIT has adopted a Code of Ethics (the "HIT Code") under Rule 17j-1 of the Investment Company Act. In addition, the independent investment advisor of the HIT, Wellington Management Company, LLP, ("Wellington Management") has adopted a Code of Ethics (the "Wellington Code", and collectively with the HIT Code, the "Codes"). The Codes apply to the personal trading activities of "access persons" (generally, officers and employees of the HIT who participate in or have access to information respecting the HIT's purchase or sale of investments). They require that access persons report their securities holdings and transactions to the HIT or the investment adviser, as applicable, and that such persons obtain pre-clearance from the HIT or the investment adviser, as applicable, for certain transactions. They permit access persons to invest in securities, including, under certain circumstances, securities that may be purchased or held by the HIT. The Codes are incorporated by reference as exhibits to this registration statement and have been filed with the SEC.

PORTFOLIO MANAGERS

      Apart from a portion of the HIT's short-term investment portfolio, investments having a term of up to 24 months, managed by Wellington Management LLP, the HIT's portfolio is internally managed. The Board of Trustees has determined that that the HIT's internalized management structure is in the best interest of the HIT and Participants. The members of the Portfolio Management Group primarily responsible for the day-to-day management of the HIT's portfolio are Chang Suh and Julian Zahalak. Messrs. Suh and Zahalak manage no other accounts and have no ownership interest in the HIT.

      As of December 31, 2005, the HIT's portfolio managers' compensation generally consisted of base salary. In addition, portfolio managers are eligible to participate in the HIT's Retirement and 401(k) Plans, (See "THE RETIREMENT PLAN" and "THE 401(K) PLAN."), as well as the standard health and welfare benefits available to all HIT employees. A portfolio manager's base salary is determined by the manager's experience and performance in the role.

INVESTMENT ADVISER

      Since May 1992, the HIT has received investment advice for the management of certain investments having a term of up to 24 months from Wellington Management.

      Wellington Management is a Massachusetts limited liability partnership and a registered investment adviser. Its principal offices are located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. Mr. Traquina also serves as President and Chief Executive Officer. Wellington Management provides investment advisory services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of December 31, 2005, the value of all investments managed by Wellington Management for the HIT was approximately $38.6 million. The average daily invested balance of all investments managed by Wellington Management for the HIT was approximately $33.4 million during the year ended December 31, 2005.

      Management of certain of the HIT's investments by Wellington Management represents a fractional portion of the HIT's portfolio. An amended and restated investment advisory agreement with Wellington Management was renewed by a majority of HIT's disinterested Trustees on May 18, 2005 (the "Investment Advisory Agreement"). The Investment Advisory Agreement with Wellington Management may be extended for additional one-year periods, so long as such an extension is approved by a majority of the disinterested Trustees or by the vote of the majority of the HIT's Participants.

      As noted above, under the Investment Advisory Agreement, Wellington Management provides investment advisory services concerning certain of the HIT's investments. Wellington Management manages the investment and reinvestment of investments; continuously reviews, supervises and administers the investment of such investments; determines the securities to be purchased, retained and sold (and implements those decisions); renders regular reports to the HIT's officers and Trustees concerning its discharge of the foregoing responsibilities, including providing to the HIT's officers within 2 business days after the last business day of each month (each, a "Valuation Date") market prices as of the Valuation Date of the assets that mature more than 60 days after the Valuation Date; monitors portfolio investment characteristics; analyzes portfolio performance and provides to the HIT's officers within 10 business days after each calendar month end a report regarding such performance for such month; provides analysis on markets and instruments; provides investment overview and economic outlook forecasts; provides information and comment on various relevant regulatory and legal issues; attends meetings of the HIT's Executive Committee and Trustees as reasonably requested; supplies the HIT's officers and Trustees with statistical information and reports; and provides the HIT with certain portfolio analysis functions and reports including analysis and reports which may assist the HIT in determining the allocation of assets under management by Wellington Management. Wellington Management discharges these and its other duties subject to the oversight of the officers and Trustees of the HIT and in compliance with the HIT's policies.

      Wellington Management renders all of the services described above and provides the office space, furnishings and equipment, and personnel required by it to perform those services for the compensation described below.

      Wellington Management is authorized to arrange for the execution of portfolio transactions by selecting brokers or dealers that will execute the transactions, and is directed to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Wellington Management has discretion to execute securities transactions with one or more brokers, dealers, and other financial intermediaries as it may select, including those that from time to time may furnish to it statistical and investment research information and other services, in accordance with its Statement of Policy on Brokerage Practices

      In selecting a broker for each specific transaction, Wellington Management has agreed to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following; capable floor brokers or traders, competent block trading coverage, good communications, ability to position, use of automation, research contracts, arbitrage skills, administrative ability, or provision of market information relating to the security. Wellington Management will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Wellington Management has agreed that brokerage services will be obtained only from those firms that meet its standards, maintain a reasonable capital position and can be expected to reliably and continuously supply these services.

      On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the HIT as well as other clients, to the extent permitted by applicable laws and regulations, Wellington Management may, but is under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations.

      Under the terms of the Investment Advisory Agreement, Wellington Management is compensated monthly at the annual rate of 0.125% of the market value of the HIT's assets under management by Wellington Management up to $100 million, and 0.10% per annum of the market value of the HIT's assets under management by Wellington Management in excess of $100 million; provided that the annual fee shall in no event be less than $50,000 during the contract year (May through April). During the fiscal year ended December 31, 2005, the HIT paid total investment advisory fees of $39,459, which represented 0.001% of the HIT's average net assets for such period. During its last three fiscal years, the HIT paid total investment advisory fees of $147,502.

      In approving the renewal of the Investment Advisory Agreement, the Board of Trustees of the HIT considered multiple factors based upon information provided by both representatives of Wellington Management and HIT staff. First, the Board of Trustees considered the nature and quality of the services provided to the HIT by Wellington Management. In that regard, the Board of Trustees reviewed the returns on assets invested by Wellington Management. The Board of Trustees also considered the level of advisory fees charged by Wellington Management compared to what Wellington Management charges other similar investment companies. The Board of Trustees concluded that based on the percentage of HIT's assets under management compared to other clients, the level of fees charged bears a reasonable relationship to the services provided. The Board of Trustees also reviewed the terms of the Investment Advisory Agreement and determined that it meets the criteria required by the Investment Company Act. Relying on these factors, the Board of Trustees unanimously approved the renewal of the Investment Advisory Agreement at a Board Meeting held on May 18, 2005.

SALES AND DISTRIBUTION ACTIVITIES

      The HIT's Director of Marketing, operating out of the HIT offices in the District of Columbia, conducts, and manages the other HIT staff members who conduct sales and distribution activities for the HIT. Sales and distribution activities are directed to certain pension plans and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the HIT's offering of Units, and the ministerial and clerical work of effecting sales of Units. Expenses of sales and distribution of Units in this manner are paid by the HIT pursuant to a Plan for Distribution adopted by the Trustees and the Participants pursuant to SEC Rule 12b-1 under the Investment Company Act. Sales and distribution expenses, including printing of the prospectus and travel costs, for the year ended December 31, 2005 were $526,494 which represents approximately 0.01% of the HIT's average net assets. At its 2005 fall meeting, the Board of Trustees approved the use of up to $600,000 or 0.05 percent of the HIT's average monthly net assets on an annualized basis for the fiscal year 2006, whichever is greater, under the HIT's Plan of Distribution, from which non-material increases may be made by the Board. No material increase in the budget for the Plan for Distribution will be made without Participant approval.

      Of the $526,494 of sales and distribution expenses incurred for the year ended December 31, 2005, the following amounts were expended on each of the categories listed below. All such amounts were paid in cash.

                                                                  Year Ended
                          Category                             December 31, 2005
    -------------------------------------------------------    -----------------
    Printing and mailing of prospectuses to other than
    current security holders                                            $287

    Compensation to sales personnel (salaries plus fringe
    benefits)                                                        398,323

    Other (includes travel and meeting expenses, office
    supplies, consulting fees and expenses and printing and
    mailing of sales literature)                                     127,884
                                                                    --------
    TOTAL                                                           $526,494
                                                                    ========

      No interested person of the HIT or any disinterested Trustee had any direct or indirect financial interest in the operation of the Plan for Distribution or related agreements during the year ended December 31, 2005 with the possible exception of certain of the HIT's marketing staff who, if determined to be "interested persons" of the HIT, would have such an interest because part of their compensation is covered by the Plan.

PARTICIPANT UNITS

SECURITIES OFFERED

      Beneficial interests of the HIT are divided into Units representing equal portions of the HIT assets. Rights arising from ownership of Units are set forth in the Declaration of Trust. The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by holders of Units. However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the HIT that equitably belongs to any investor (other than such part as is required to pay the expenses of the HIT) is to be used for any purpose other than the exclusive benefit of the investors. In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the HIT's outstanding Units.

      Each Unit carries the right to vote to elect Trustees, to ratify selection of the auditors for the HIT and to approve changes in investment policy. Each Unit entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in any liquidation of the HIT. No preemptive rights attach to Units; the HIT has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units.

      The majority of jurisdictions in the United States recognize a trust, such as the HIT, as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries of a trust, such as the Participants in the HIT, are not liable for the debts or other obligations of the trust. A few jurisdictions, particularly Texas and Kansas, do not recognize so-called "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The HIT nevertheless does not expect to exclude otherwise eligible investors in Kansas and Texas and other such jurisdictions from investing in Units.

      It is the practice of the HIT to require that every written contract that the HIT executes include a provision that states that the contract is not binding upon any of the Trustees, officers or Participants personally, but is solely an obligation of the HIT. In most jurisdictions, Participants will have no personal liability under any contract that contains this provision. However, in jurisdictions that do not recognize the separate legal status of a trust such as the HIT, Participants could be held personally liable for claims against the HIT. These claims could include contract claims where the contract does not limit personal liability, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, Participants would be liable only to the extent that the HIT's assets and insurance were not adequate to satisfy the claims.

      Units are not transferable and are not assignable. No holder of a Unit has the authority to pledge the Unit as collateral for any loan. The HIT does not issue certificates to evidence ownership of Units. In lieu thereof, Units are issued and redeemed by book entry and without physical delivery of any securities.

      The HIT may be terminated at any time by the Trustees after notice in writing to all Participants. The Declaration of Trust may be amended or altered at any time by the Trustees.

ELIGIBLE PARTICIPANTS

      Only Labor Organizations and Eligible Pension Plans are eligible to own Units. Pursuant to the Declaration of Trust, a "Labor Organization" means an organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. Pursuant to the Declaration of Trust, an "Eligible Pension Plan" is a pension plan constituting a qualified trust under Internal Revenue Code Section 401(a) that has beneficiaries who are represented by a Labor Organization and the management of which has the discretionary right to invest funds of beneficiaries without the direct intervention or control of those beneficiaries.

      The price of Units is based on Net Asset Value or NAV. Net Asset Value for a particular purchase will be determined as of the Valuation Date following receipt of the purchase order by dividing the value of the HIT's investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date. See "VALUATION OF UNITS" in this Statement of Additional Information for a discussion of the valuation methods used by the HIT in determining its Net Asset Value.

      Whole or fractional Units may be purchased as of monthly Valuation Dates. A request for purchase of Units and the required payment for Units by check or wire transfer must be received by the HIT before the Valuation Date as of which they are to be issued. A minimum initial purchase of $50,000 is required. All purchase payments will be held in one or more short-term investments until the Valuation Date. A copy of the participation form that will be used to hold purchase payments is available upon request. There is no sales charge or commission payable in connection with the purchase of Units.

      For additional information about purchasing Units, please see "BUYING AND SELLING UNITS IN THE HIT -- PURCHASING UNITS" in the Prospectus.

BROKERAGE FEES

      The HIT handles all sales and redemptions of Units directly, and as a result does not engage in any brokerage-related activities. Throughout the life of the HIT, it has had no relationships with brokers with respect to sale of Units and there have been no brokerage commissions, markups or markdowns on principal transactions. The aggregate amount of any brokerage commissions paid by the HIT over the past three years is $0.00.

VALUATION OF UNITS

      The price of Units is based on Net Asset Value as of each monthly Valuation Date, which is determined by dividing the value of the HIT's investments plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

      The HIT, through its custodian, uses readily available independent market sources that provide the basis for the monthly valuation of the HIT's assets for which there are readily available market quotations. These values are checked for reasonableness by the HIT staff. The HIT's assets for which there are no readily available market quotations are valued at fair value determined in good faith under procedures approved by the Board of Trustees. The HIT has retained an independent firm to assist it in determining the fair value of such securities. This process, commonly referred to as "marking to market," ensures that the valuation of the assets in the HIT's portfolio accurately reflects the fair value of each investment, based on its unique characteristics. In accordance with the procedures adopted by the Board, the monthly third party valuation is reviewed by HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such HIT adjustments must be reviewed and approved by the independent valuation firm prior to incorporation into the NAV.

SHORT-TERM INVESTMENTS

      Investments that mature less than 60 days from the Valuation Date are valued at amortized cost which constitutes fair value under the procedures adopted by the Board of Trustees. Investments in instruments which mature more than 60 days from the Valuation Date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Investments in instruments maturing more than sixty days from the Valuation Date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

MORTGAGE SECURITIES AND OTHER SECURITIES

      Mortgage Securities, including securities backed by permanent mortgages and construction loans, participation certificates and other mortgage-backed obligations, and Other Securities are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed for each investment category. The market-based discount rate is composed of a risk-free yield (e.g., a U.S. Treasury Note), adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the investment being valued as adjusted for other market considerations. The value of Mortgage Securities backed by loans for which the HIT finances the construction and permanent mortgage is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan. For Mortgage Securities backed by construction-only loans, the outstanding principal balance of the underlying loan is used to approximate value, assuming no decline in credit quality.

STATE AND LOCAL GOVERNMENT CREDIT-ENHANCED MORTGAGE SECURITIES, PRIVATELY CREDIT-ENHANCED MORTGAGE SECURITIES, AND MORTGAGE LOANS FOR PROJECTS WHICH HAVE EVIDENCE OF SUPPORT FROM A STATE OR LOCAL GOVERNMENT AND WHICH MEET SPECIFIED UNDERWRITING CRITERIA

      1. Public Ratings. Obligations which carry a public rating from one or more nationally recognized statistical rating organizations are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable quality, interest rates and maturities.

      2. No Public Rating With Recourse To Issuer And/Or With Credit Enhancement. Obligations which do not carry a public rating but are with recourse to the issuer and/or have the benefit of credit enhancement from a private or public entity are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable yield and term to maturity and of a quality which, in the HIT's determination, is most nearly comparable to obligations in any one or more of the following categories:

            (a) obligations which carry a private rating upon which the HIT is entitled to rely shall be valued against securities having comparable public or private ratings;

            (b) obligations which are guaranteed or otherwise secured by the general credit or moral obligation of a state or local government or an agency or instrumentality thereof shall be compared to other publicly sold obligations of the particular state or local government or agency or instrumentality thereof carrying comparable guaranties or security arrangements;

            (c) obligations with respect to which no other publicly sold obligations issued or guaranteed or otherwise secured by a particular state or local government or agency or instrumentality thereof are available (for purposes of determining comparable quality) will be valued as if they were comparable in quality to the lowest rated "investment grade" obligations of the particular issuer with respect to which comparable quotes are available, and if the only obligations of such issuer with respect to which comparable quotes are available are of a grade higher than the lowest rated investment grade, the HIT will make an appropriate discount from quotes on such obligations to reflect a reduction to the lowest rated investment grade;

            (d) obligations which have credit enhancement provided through a letter of credit, insurance or another form of guaranty provided by a private entity will be valued against other publicly sold obligations having comparable quality credit enhancement; or

            (e) obligations with respect to which no publicly sold securities of comparable quality are found in accordance with the foregoing guidelines will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

            The averaging of quotes from dealers may be supplemented by application of the following valuation criteria when, in the opinion of management, the application of such supplemental criteria is warranted or desirable:

            (a)   discounting of expected future cash flows;

            (b) assessing the nature of the issuer or the entity providing credit enhancement, as applicable, risks it is subject to, and historical patterns of revenue assessment and collection;

            (c) assessing tangible book value and financial condition of the issuer or the entity providing credit enhancement, as applicable; and/or

            (d) assessing revenue history of the issuer or the entity providing credit enhancement, as applicable.

            Obligations with respect to which a notice of redemption has been issued will be valued on the basis of their current market yield and yield to maturity, if the HIT has no reason to believe that payment on the obligations will not be made at the call date. Any obligations (i) which are in default or (ii) with respect to which one or more underlying assets are in default and there is no mortgage insurance or other credit enhancement available to assure full and timely payment will be valued by management based upon the particular facts and circumstances of the case.

            3. No Public Rating Without Recourse To Issuer And Without Credit Enhancement. Obligations which do not carry a public rating, are without recourse to the issuer, and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

            4. Mortgage Loans For Projects Which Have Evidence of Support From A State or Local Government and Which Meet Specified Underwriting Criteria. Obligations which do not carry a public rating and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

CONTINGENT INTEREST LOANS

      Contingent interest mortgage loans bear a base rate of interest at a rate below the market rate for non-contingent interest mortgage loans prevailing at the time the loan was made in return for the right to receive as additional interest a portion of (i) net operating or gross cash flow from operations and/or (ii) proceeds from the sale, refinancing or disposition of the related project. In general, the interest in the early years is lower than would be the case for non-contingent interest mortgage loans, but increases in later years as net operating or gross cash flow increases and/or proceeds of a sale or refinancing are received, and the contingent interest payable in connection therewith is added to the base interest. The HIT, as holder of the contingent interest loan or of an interest therein or of an obligation secured thereby, is entitled to receive the additional interest in excess of the base interest rate. Because the amount of any proceeds from net cash flow cannot be determined in advance, and the amount of any proceeds from a sale or refinancing cannot be determined before a sale or refinancing actually occurs, it is not possible to value the contingent interest feature with precision.

      The values of non-contingent interest mortgage loans are affected primarily by changes in interest rates and secondarily by the performance of the underlying property. With regard to contingent interest mortgage loans, however, the performance of the underlying property becomes a more important determinant of value.

      Contingent interest mortgage loans generally are accounted for by an estimate of the underlying property's value in those circumstances where no exchange market exists. It is possible that the exchange value that would take place between a willing buyer and a willing seller could differ from the estimated value, and that the difference could be significant. The estimated value is determined by an appraisal method that discounts the expected cash flows of the underlying property. During the initial years the investment is carried at outstanding principal amounts plus accrued interest (assuming no inherent credit problems with the underlying property). In later years, as the property matures, the HIT may record appreciation or depreciation in the value of the investment based on whether the performance of the underlying property exceeds or falls short of expectations. As long as the underlying property is projected to generate net operating cash flow at a level that would produce interest above the base rate, the amount of the projected contingent interest obligation is accruable by the HIT throughout the term of the investment. In no event, however, will the carrying value of the underlying property exceed its appraised value at any reporting date.

      Determining the value of underlying properties necessarily requires assumptions and estimates about future events and cash flows of the properties. The HIT intends to engage a qualified MAI appraiser to perform the appraisal of underlying property every five years and to place into effect appropriate procedures to assess the relevance of individual appraisals so that the HIT may update them annually.

      In addition to the valuation methods described above, all investments are reviewed and appropriate adjustments are made to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses and any material impairments in value arising from the specific conditions of investment (e.g., mortgage in default).

DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

      Pro rata distributions of net income earned during the preceding month are paid to Participants each month. Such distributions are made in cash. Pursuant to an Internal Revenue Service ruling received by the HIT, a Participant may authorize the HIT automatically to reinvest any distributions to which the Participant is entitled in the HIT in exchange for a corresponding amount of Units, calculated at the Net Asset Value as of the end of the calendar month.

TAX ISSUES

      The Prospectus contains information about the federal income tax considerations applicable to the HIT and certain federal income tax consequences of ownership of Units. Certain supplementary information is presented below.

      The HIT has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the HIT (but not Participants) from paying federal income tax on income which is distributed to Participants and permits net capital gains of the HIT (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term and long-term capital losses) to be treated as capital gains of the Participants, regardless of how long Participants have held their Units in the HIT.

      Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the HIT's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities and loans, and gains from the sale or other disposition of securities, loans or interests therein or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the HIT diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the HIT's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the HIT's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the HIT distribute to Participants at least 90% of its net taxable investment income (including short-term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

      The HIT would be subject to a 4% non-deductible excise tax on certain amounts if they were not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The HIT intends to distribute to Participants each year an amount sufficient to avoid the imposition of such excise tax.

      The HIT may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the HIT and is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount earned by the HIT in a taxable year may not be represented by cash, the HIT may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the HIT also may be subject to the market discount rules.

PERFORMANCE DATA

YIELD

      The HIT may from time to time advertise its performance as calculated over a 30-day period. An important component of total return for an investment in the HIT is yield. The yield (annualized) for the 30-day period ended December 31, 2005 was 4.79%.

      Yield is calculated according to the following formula:

             YIELD = 2 [ (A-B/CD)  +  1)(6)-1]
                          -------

             Where A =    interest income earned during period
                   B =    expenses for the period
                   C =    average daily number of shares outstanding
                   D =    maximum offering price per share on last day of period

Yield fluctuates and an annualized yield quotation is not a representation by the HIT as to what an investment in the HIT will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the HIT is held, but also on any realized or unrealized gains and losses and changes in the HIT's expenses.

TOTAL RETURN

      The HIT may periodically include its average annual total return and other total return data in advertisements or information furnished to present or prospective Participants. This performance data is included in the Prospectus. Total return figures are based on the HIT's historical performance and are not intended to indicate future performance. Average annual total return for HIT Units is calculated according to the following formula:

        P (1 + T)n  = ERV

        Where  P =     a hypothetical initial payment of $50,000
               T =     average annual total return
               n =     number of years
               ERV =   ending redeemable value of a hypothetical $50,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fraction thereof).

      Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses. The HIT's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the HIT at the beginning of each specified period.

      The HIT also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods. Such data will be computed as described above, except that as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted.

      The HIT's total return will vary depending on market conditions, the investments comprising the HIT's portfolio, the HIT's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the HIT will fluctuate and a Participant's Units, when redeemed, may be worth more or less than their original cost.

OTHER

      On occasion, the HIT may compare its performance to that of the Lehman Brothers Aggregate Bond Index, other industry indices, averages or data, or other funds with similar investment objectives in marketing materials, reports to Participants, or other communications. The following publications, reports, benchmarks, indices and averages, as well as others, may be discussed or otherwise used in communications: Pension and Investment Performance Evaluation Reporting; Nelson Reporting; Lipper Mutual Fund Performance Analysis; Lipper Mutual Fund Indices; Lehman Brothers Indices; or Salomon Smith Barney Indices. References to financial publications that may discuss the HIT or rate HIT performance over various time periods (such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, Pensions & Investments, etc.) may also be used in communications. The HIT may also reprint and distribute articles from these and other publications. When comparing its performance to a market index, the HIT may refer to various statistical measures derived from the historic performance of the HIT and the index, such as standard deviation and coefficient of correlation. As with other performance data, performance comparisons should not be considered indicative of the HIT's relative performance for any future period.

GENERAL INFORMATION

AUDITORS AND FINANCIAL STATEMENTS

      HIT's Participants, at their 2005 Annual Meeting, approved Ernst & Young, LLP ("E&Y"), as HIT's independent registered public accounting firm for the fiscal year ended December 31, 2005. E&Y may also perform certain non-audit related services, from time to time, after receiving prior authorization from the HIT's Audit Committee. The HIT's Audit Committee prohibits the provision of non-audit related services by the HIT's independent registered public accounting firm absent prior review and authorization of the proposed services.

CUSTODIAN AND TRANSFER AGENT

      In February 2004, the HIT entered into a Transfer Agency Services Agreement with PFPC Inc, a mutual fund services company whose principal office is located at 301 Bellevue Parkway, Wilmington, DE 19809. Pursuant to this agreement, PFPC Inc. serves as the HIT's transfer agent, registrar, distribution disbursing agent and provide certain reporting and other services to Participants. PFPC Inc. commenced performance of these services as of May 1, 2004. The HIT pays PFPC, Inc. an annual fee of $85,000 (plus certain fees and expenses).

      In February 2004, the HIT entered into a Custodian Services Agreement with PFPC Trust Company ("PFPC Trust"), whose principle office is located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153. Pursuant to this agreement PFPC Trust serves as the HIT's custodian. PFPC Trust took over safekeeping of the HIT's Mortgage Securities effective May 1, 2004. The HIT pays PFPC Trust an annual fee of $85,000 (plus certain fees and expenses).

      Prior to February 2004, State Street Bank and Trust Company ("State Street") had acted as custodian of the HIT's Mortgage Securities pursuant to a safekeeping agreement dated February 1, 1998, as amended. State Street was paid an annual fee of $85,000 for the year 2004, prorated through the date of termination.

LEGAL MATTERS

      Certain legal matters in connection with the offering of Units were reviewed for the HIT by Bingham McCutchen LLP, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007 and Wilmer Cutler Pickering Hale and Dorr LLP 1875 Pennsylvania Ave, N.W. Street, N.W., Washington, D.C. 20006.

23INSURANCE AND BONDING

      As of May 1, 2006, the HIT maintains professional liability insurance coverage with Executive Risk Indemnity Inc. for $10,000,000 and excess coverage with Executive Liability Underwriters for an additional $10,000,000 (for $20,000,000 of total coverage, pursuant to policies that expire on March 3, 2007 and general liability insurance coverage with Travelers Indemnity Company for $2,000,000 with an umbrella policy for an additional $5,000,000 pursuant to policies that expire on March 24, 2007. The HIT also maintains, in accordance with rule 17g-1 of the Investment Company Act, a Form 14 Financial Institution Bond for $15,000,000 with the Fidelity and Deposit Trust Company of Maryland that expires on May 17, 2008. This bond exceeds the minimum amount required (based on the HIT's assets) under rule 17g-1 of the Investment Company Act. Copies of the HIT's certificates of insurance for these and other miscellaneous policies will be provided upon request. The HIT's insurance policies may be amended or renewed on different terms.

      The HIT's custodian, PFPC Trust, has informed the HIT that as of May 1, 2006 it maintains: financial institution bond, computer crime, and safe deposit coverage for $100,000,000 underwritten by Indian Harbor, U.S. Specialty, Axis, Federal, Twin City Fire, Zurich American and National Union Fire; [all risk property coverage for $500,000,000 underwritten by PNC Insurance Group, reinsured with several carriers; OREO/foreclosed property insurance coverage for $50,000,000 underwritten by PNC Insurance Group, reinsured with several carriers;] general liability, auto liability and workers' compensation coverage for $2,000,000, per occurrence, underwritten by Chubb, re-insured with Alpine Indemnity Limited; [OREO/foreclosed general liability coverage for $2,000,000, per occurrence, underwritten by Chubb, re-insured with Alpine Indemnity Limited;] excess liability coverage for $300,000,000 underwritten primarily by National Union; directors and officers liability coverage for $100,000,000 underwritten by XL, Arch National Union Fire, Axis, Allied World Assurance, Endurance, Twin City Fire, St. Paul, Federal and Zurich American; [and business travel accident for five times annual salary, with a cap of $1,000,000 (officers) and $250,000 (directors)].

PRESS RELEASES AND REPORTS AND OTHER COMMUNICATIONS

      From time to time, the HIT will issue press releases, reports, newsletters or other materials concerning its financing of particular housing projects, its involvement in particular housing development initiatives, its investment in particular geographic areas, its use of union labor in its projects, or its participation in programs to increase opportunities for homeownership. These materials will often be directed at educating prospective real estate developers, housing groups, non-profit organizations, public officials, or the broad labor community concerning the activities of the HIT in these areas. The materials may also contain information about the AFL-CIO Building Investment Trust or the AFL-CIO Urban Development Fund, which are other investment vehicles associated with the AFL-CIO Investment Program.

FINANCIAL STATEMENTS

      Reference is hereby made to the Financial Statements of the AFL-CIO Housing Investment Trust for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission on March 1, 2006 as part of the HIT's 2005 Annual Report, which are incorporated herein by reference.

                                   APPENDIX A

                    STANDARD & POOR'S DEBT RATING DEFINITIONS

An issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. This opinion may reflect the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account statutory and regulatory preferences.

Long-term ratings are divided into several categories ranging from 'AAA' reflecting the strongest credit quality to 'D' reflecting the lowest. Long-term ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                         Long-term issue credit ratings

Issue credit ratings are based in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

                        Bond investment quality standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                   APPENDIX B

            STANDARD & POOR'S STATE HOUSING FINANCE AGENCIES TOP TIER
                                    CRITERIA

State housing finance agencies ("HFAs") represent an important presence in the municipal bond market. Many agencies have built up a considerable level of expertise in all areas of finance, development, and portfolio management. Because of their prudent and conservative approach and many successful years of bond issuance, many HFAs have built up significant fund balances in their own general funds or under various bond resolutions.

Standard & Poor's has given varying levels of credit support to an HFA's managerial and financial resources, particularly if an agency has a proven track record in these areas. For example, an HFA may benefit from Standard & Poor's blended rating methodology for investments rated below the bond rating. To determine if an HFA is eligible for this flexibility, Standard & Poor's considers:

      o     Issuer's managerial and financial support,

      o     Magnitude and duration of exposure to lower-rated credit,

      o     Purpose of investment or credit support, and

      o     Portfolio performance and cash flow strength of the bond program.

The financial community has long recognized the value added from a state HFA's managerial and financial expertise supporting its bonds. Standard & Poor's top-tier designation formally recognizes superior agencies in this regard. The Issuer Credit Rating (ICR) takes this assessment further for any HFA that desires a formal analysis of its capabilities.

Rated HFAs may pledge their general obligation to financings to cover all or a portion of security for bonds. External evaluators, such as U.S. government agencies, credit enhancers, and government-sponsored enterprises, also look to GO ratings and the top-tier designation as ways to assess the overall capacity and credit quality of an agency.

TOP-TIER HOUSING AGENCY CRITERIA

The top-tier designation is Standard & Poor's recognition of a housing finance agency's (HFA) history of superior portfolio management and underwriting, depth of financial resources, and prudent investment policies. Standard & Poor's expects top-tier agencies to meet the financial thresholds and have the highest level of performance in the categories described below:

Years issuing bonds:

Standard & Poor's looks at the continuity of management and the agency's ability to resolve difficult situations in the face of changing legislatures, changing governors, and changing economic cycles over a 10-to-15-year period.

Unrestricted fund balances:

Top-tier agencies are expected to maintain unrestricted assets (leverage ratio) equal to at least 4% of total debt with an amount at least equal to 2% of mortgages held in liquid assets (liquidity ratio). The HFA's willingness and ability to access these funds to support rated debt are analyzed carefully.

Administrative capabilities:

Standard & Poor's evaluates all systems and procedures affecting the credit quality of the agency's debt, including servicer reviews, as well as the agency's ability to handle servicing on its own, portfolio oversight, claims filing, foreclosure, and REO.

Investment policy:

Standard & Poor's focuses on the investment of all funds, including restricted and unrestricted fund balances, as well as funds held under various bond programs. Closely examined are the agency's derivative position and the reasons for investing in these instruments.

Internal controls/financial management:

The agency's ability to generate all financial reports internally and to produce disclosure reports and cash flows on each bond program annually is evaluated.

Portfolio quality:

Standard & Poor's evaluates the performance of an agency's single family loan portfolio in comparison with the national and state averages compiled by the Mortgage Bankers Association (MBA). The status of each pool of loans is reviewed, including LTV ratios, delinquency trends, losses and gains on the sale of REO properties or claims settlement, and performance and credit quality of insurance providers. On the multifamily loan side, Standard & Poor's reviews project occupancy levels, debt service coverage ratios, and status of workouts and defaults.

State support:

Standard & Poor's looks for a historical and ongoing positive relationship with state government and strong support of the agency's programs.

                                   APPENDIX C

               STANDARD & POOR'S HFA GO DEBT AND STATE HFA ISSUER

STATE HFA ICR CRITERIA

Standard & Poor's analytical approach to assessing an issuer credit rating (ICR) for a state housing finance agency (HFA) takes market, as well as agency-specific, risks into account, particularly when evaluating how an agency generates revenues and what factors could adversely affect its ability to service its GO debt. ICRs may be assigned as short-term ratings, long-term ratings, or both, depending on the financing needs of the issuer.

In assigning HFA ICRs, Standard & Poor's assesses the stability and level of agency capital available to absorb loan losses, as well as the quality and liquidity of its assets. ICRs entail a review of the elements of the top-tier criteria, as well as a more in-depth assessment of financial strength, management, and the agency's relationship with state government. Economic factors endemic to the state in which the agency operates also are considered in light of the agency's financial position and the loan portfolio.

Agency assets consist primarily of mortgage loans for single family homeownership and multi-family rental housing for low- and moderate-income individuals and families. The relatively low tax-exempt interest rates and access to federal, state, and local housing assistance programs provide the necessary subsidy to create high-quality, below-market-rate loans. In addition, state HFAs serve the public and, therefore, are answerable to state legislatures. The public nature of state HFAs makes the autonomy of their management and security of general fund balances an important credit consideration.

Standard & Poor's evaluates the capacity and willingness of state HFAs to repay GO debt by examining six basic analytical areas:

      o     State economy;

      o     Legislative mandate;

      o     Management;

      o     Asset quality;

      o     Earnings quality, financial strength, and capital adequacy; and

      o     Debt levels.

Economy

Analysis of the state's economic base includes evaluating the impact of changes in demand for housing, the impact of changing regulatory and legislative environment for low- and moderate-income housing, and the state's dependence on specific industries and how that may affect the agency's mortgage portfolio.

The key economic factor in Standard & Poor's analysis is the demand for the state's housing stock. This is directly affected by the employment base in the region and the desirability of the area to current and potential employers and residents. Therefore, factors to be considered include:

      o Composition by employment sector--manufacturing, trade, construction, services, government, and agriculture;

      o Concentration in major employers or reliance on particular industries;

      o Employer commitment to the state--importance of state facilities and employees to the overall strategy of the employers, business development plans, age of plant, and industry prospects;

      o     Employment trends and quality of the local labor force; and

      o Regional economic patterns to assess relative gains in employment and income growth.

Legislative mandate

Standard & Poor's needs to be assured that the long-term viability of the agency has the full support of the governor and state legislature. Security of agency fund balances and continued management autonomy are essential. However, in many instances, much of the initial funding for the agencies may have been provided by the state, and key members of the agencies may have been appointed by the governor or the legislature.

The key to this analysis is the ability to identify detractors of the authority, if there are any, and find bipartisan support for the authority's programs. This can be demonstrated by a history of legislative approvals of annual budgets, special programs, additional funding, housing legislation, and so forth. Also, the autonomy of the management team, ideally, should be unaffected by gubernatorial and legislative elections. The agency also should anticipate the housing needs of the legislatures' constituents and continue to develop programs to address them.

Management

Standard & Poor's assesses the operating performance of state HFAs, focusing on organization, philosophy, strategies, and administrative procedures. Standard & Poor's assesses the continuity of management and the agency's ability to resolve difficult situations over its operating history. The agency's administrative capabilities such as portfolio oversight, loan servicing capability, planning procedures, and sophistication of technology are key factors in evaluating management.

Next, financial management is considered through historical financial performance, as well as the experience and qualifications of financial personnel and overall management. Although some aspects of financial management, such as cash flow generation, may be contracted out, effective management includes active review and oversight of all financial operations. Standard & Poor's management review addresses the state HFA's accounting quality, both historical and current. This includes the quality of external auditor's opinion, use of generally accepted accounting principles, the impact of accounting for mergers and acquisitions, asset and liability valuations, recognition of income, pension liabilities, and accounting for asset sales and hedge transactions.

Asset quality

In light of the fact that HFAs cannot levy taxes or raise user fees, the assessment of asset quality, in tandem with earnings quality, is of paramount importance in determining an appropriate ICR. This is important even for HFAs that have no GO debt outstanding. Many HFAs have built up considerable equity in their general funds and bond programs and have significant control of these assets. In order to determine the likelihood of asset accumulation over time and the likelihood of availability, Standard & Poor's evaluates the quality of the agency's mortgage collateral, focusing on portfolio size, dwelling type, loan types, payment characteristics, mortgage insurance and guarantees, loan underwriting criteria, and location. The agency's loan portfolio performance is measured against comparable state agency and Mortgage Bankers Association (MBA) delinquency statistics to determine relative performance and historical losses are measured to determine the effect on fund balances.

Standard & Poor's also evaluates the quality of the agency's investment portfolio. In many instances, investments make up a significant portion of an agency's asset base. In general, Standard & Poor's analysis focuses on the investment of fund balances, restricted and unrestricted, as well as bond funds. The analyst reviews the amount of funds being invested, who manages the money, how daily investment decisions are made, and the guidelines that are in place. The agency's investments should meet Standard & Poor's standard permitted investment guidelines. Principal protection and liquidity should be the primary goals of a state HFA's investment policy. Standard & Poor's looks at the methodology used by management in evaluating interest rate risk, its tolerance for such risk, and the degree to which it measures and reacts to interest rate changes.

Standard & Poor's must feel comfortable that a municipal issuer, such as a state HFA, has specific guidelines and systems in place to manage its exposure to derivative products and interest rate volatility. If the HFA board permits derivatives, the appropriate systems should be in place to monitor and manage the risks associated with derivatives. Also, it is important that state HFAs have checks and balances in place to ensure that the investment guidelines and policies are being followed. Examples of minimum checks and balances include board or committee oversight, frequent marking to market; and an independent third-party audit of the portfolio.

Standard & Poor's is concerned with how a state HFA manages its interest rate risk. In some instances, derivative products may be appropriate under certain circumstances. Certain derivatives can add significant leverage to an issuer's portfolio and make the portfolio highly sensitive to changing interest rates. Most state HFAs understand that reverse repurchase agreements and security lending programs can add leverage, especially if they borrow short through reverse repurchase agreements and invest in long-term securities. However, several derivative securities have imbedded leverage that may not be apparent to the investor. An agency with a large percentage of volatile derivative securities would prompt a review. Standard & Poor's might lower the agency's ICR if the issuer's liquidity is weak or is unable to withstand portfolio losses due to rise in interest rates. Prudent investment policies of state HFAs specify the types of derivatives allowed for bond and general funds.

Standard & Poor's uses a 't' subscript that denotes that investment can be terminated early subject to certain conditions. The 't' subscripted investments are not considered qualified investments for HFA programs.

If an HFA invests in intergovernmental pools, the boards of the pools also can further the goal of principal protection and liquidity by using the same guidelines outlined for state HFA bond and general funds. In general, Standard & Poor's would view investment funds with money-market ratings in 'AAAm' categories from Standard & Poor's Managed Fund Group as having the safety and liquidity characteristics to become a qualified investment.

Earnings quality, financial strength, and capital adequacy

In order to gauge earnings quality and stability, Standard & Poor's reviews financial performance for the past five years, with emphasis placed on any notable fluctuations. A premium is placed on consistency of performance. However, one bad year is not necessarily a negative factor, unless it signifies the beginning of a permanent shift.

Standard & Poor's uses income statement analysis to evaluate revenue sources, cost controls, and profitability in tandem with a balance sheet analysis of liquidity, capitalization, and asset quality as discussed above. Both approaches require further evaluation of an agency's cash accumulation levels, types of investments, interfund borrowing, historical use of debt, loan loss reserves, REO, net charge-offs, equity, and quality of unrestricted fund balances. While financial performance and asset quality are important, these measures must be viewed in conjunction with the other rating factors.

Standard & Poor's uses three principal ratios to measure an HFA's capital adequacy:

      o Adjusted unrestricted assets to total debt outstanding (leverage ratio),

      o Adjusted unrestricted assets to total GO debt outstanding (GO leverage ratio), and

      o     GO debt exposure (GO debt to total debt outstanding).

Standard & Poor's adjusts an agency's unrestricted assets based on the level of reserves needed to support GO debt and surpluses available from secured bond resolutions that are available for transfer to the agency's general fund. The "adjusted" unrestricted assets position is then divided by total debt and GO debt (rating dependent) in order to gauge the level of assets available to all bondholders.

HFAs with an investment-grade ICR are expected to maintain a minimum leverage ratio of 2%, with available liquid assets equal to 2% of total loans outstanding. GO debt exposure is a good measure of the potential dispersion of an agency's unrestricted assets in the event a call to the agency is required for debt service on GO debt. The ratio is derived by dividing GO debt (rating dependent) by total agency debt outstanding. Exposure is classified as low (0%-24%), low-to-moderate (25%-49%), moderate-to-high (50%-74%), and high (75%-100%). Standard & Poor's is concerned with an increasing GO exposure ratio in conjunction with deterioration in unrestricted assets, as measured by the leverage ratios and the GO debt leverage ratio. Ultimately, any prolonged and significant increase in risk (GO debt exposure) without an attendant increased leverage ratio may be cause for a downgrade of the agency's ICR and associated debt issues. Conversely, declining GO debt exposure and decreasing leverage (increased leverage ratios) bode well for improved credit quality over the longer term.

Debt levels

Since HFAs are generally highly leveraged entities, an agency's GO debt philosophy--as it relates to the other five ICR rating factors--is a crucial determinant of credit quality. If an HFA serves as a conduit and issues limited or special obligation bonds backed only by mortgages, risk associated with debt repayment is unlikely to pose risk to the HFA's unrestricted assets. In cases where an agency pledges its general obligations as ultimate credit support, risk to the agency is potentially increased. This will be particularly true if the HFA is issuing G.O. bonds to finance non-earning assets. Standard & Poor's refers to this risk as GO debt exposure. This exposure may be quantified through the GO debt exposure ratio as discussed above.

KEY FINANCIAL RATIOS

The following are some of the ratios Standard & Poor's uses in analyzing the financial performance and earnings quality of state HFAs. While many other ratios may be incorporated on a case-by-case basis, these ratios provide a benchmark for comparison among other state HFAs.

Profitability Ratios

Return on average assets is the most comprehensive measure of an agency's performance. However, when evaluating return on assets, it is necessary to examine both the amount and quality of the reported earnings. Net interest income margin measures the most important source of quality earnings-net interest income. The ratio is affected by the volume and type of earning assets, as well as the cost of funds. Key to continued profitability is an agency's ability to manage its net interest margin.

Leverage Ratios

Adjusted unrestricted assets to total debt, adjusted unrestricted assets to total GO debt, total equity to assets and total equity and reserves to total loans measure an agency's capital base available to promote investor confidence and absorb operating deficiencies. GO debt to total debt (GO debt exposure ratio) measures the extent to which an agency has leveraged its GO pledge. It is a good indicator of the potential dispersion of an agency's unrestricted assets to support GO debt.

Liquidity Ratios

Total loans to assets and total investments to assets measure an agency's ability to access funds for short-term demands.

Asset Quality Ratios

Nonperforming assets to total loans, net charge-offs to nonperforming assets, loan-loss reserves to loans, and loan-loss reserves to nonperforming assets measure the diversity and quality of an agency's portfolio of earning assets. Net charge-offs are an indication of the actual loss experience of the mortgage portfolio, while loan-loss reserves should be adequate to absorb those losses.

                                   APPENDIX D

                    THOMSON BANKWATCH RATING CHARACTERISTICS

A Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

B A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

B/C Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

C Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

C/D While still considered an acceptable credit, the company has some meaningful deficiencies. Its ability to deal with further deterioration is less than that for better-rated companies.

D Company's financials suggest obvious weaknesses, most likely created by asset quality considerations and/or a poorly structured balance sheet. A meaningful level of uncertainty and vulnerability exists going forward. The ability to address further unexpected problems must be questioned.

D/E Company has areas of major weakness which may include funding and/or liquidity difficulties. A high degree of uncertainty exists as the company's ability to absorb incremental problems.

E Very serious problems exist for the company, creating doubt as to its continued viability without some form of outside assistance - regulatory or otherwise.

                                   APPENDIX E

              STANDARD & POOR'S COMMERCIAL PAPER RATING DEFINITIONS

COMMERCIAL PAPER

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. The 'A-1' rating may also be modified by a plus sign to distinguish the strongest credits in that category.

These categories are as follows:

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. .

                                   APPENDIX F

                         MOODY'S DEBT RATING DEFINITIONS

LONG-TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

MOODY'S LONG-TERM RATING DEFINITIONS:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium- grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                   APPENDIX G

                   MOODY'S COMMERCIAL PAPER RATING DEFINITIONS

SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:

(a) Articles of Incorporation. The HIT's current articles of incorporation, charter, declaration of trust or corresponding instruments and any related amendment.

            (1) Declaration of Trust, as amended, through February 22, 2006. Incorporated by reference to the same document filed as Exhibit (a)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 46 and the Investment Company Act of 1940 (Amendment No.49), Registration No. 2-78066, as filed with the SEC on March 1, 2006.

(b) By-laws. The HIT's current by-laws or corresponding instruments and any related amendment.

            (1) By-laws, as amended through May 18, 2004. Incorporated by reference to the same document filed as Exhibit (b)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 43 and the Investment Company Act of 1940 (Amendment No.46), Registration No. 2-78066, as filed with the SEC on August 27, 2004.

(c) Instruments Defining Rights of Security Holders. Instruments defining the rights of holders of the securities being registered, including the relevant portion of the HIT's articles of incorporation or by-laws.

            (1) Reference is made to Articles V and VI of the Registrant's Declaration of Trust, as amended, filed as Exhibit (a)(1) to this Registration Statement. Reference is made to Article II of the Registrant's By-laws, as amended. Incorporated by reference to the same document filed as Exhibit (b)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 43 and the Investment Company Act of 1940 (Amendment No.46), Registration No. 2-78066, as filed with the SEC on August 27, 2004.

(d) Investment Advisory Contracts. Investment advisory contracts relating to the management of the HIT's assets.

            (1) Amended and Restated Investment Advisory Agreement dated April 23, 2003 with Wellington Management Company, LLP. Incorporated by reference to the same document filed as Exhibit 1 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 40 and the Investment Company Act of 1940 (Amendment No.43), Registration No. 2-78066, as filed with the SEC on May 1, 2003.

(e) Underwriting Contracts. Underwriting or distribution contracts between the HIT and a principal underwriter, and agreements between principal underwriters and dealers.

            (Not applicable)

(f) Bonus or Profit Sharing Contracts. Bonus, profit sharing, pension, or similar contracts or arrangements in whole or in part for the benefit of the HIT's directors or officers in their official capacity. Describe in detail any plan not included in the formal document.

            (1) Summary of AFL-CIO Staff Retirement Plan dated November, 1999. Incorporated by reference to the same document filed as
                  Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

            (2) Summary of AFL-CIO Housing Investment Trust 401(k) Retirement Plan, as of December, 2002. Incorporated by reference to the same document filed as Exhibit 2 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 40 and the Investment Company Act of 1940 (Amendment No. 43), Registration No. 2-78066, as filed with the SEC on May 1, 2003.

(g)   Custodian Agreements. Custodian agreements and depository contracts under section 17(f) [15 U.S.C. 80a-17(f)] concerning the HIT's securities and similar investments, including the schedule of remuneration.

            (1) Custody Services Agreement, dated as of February 23, 2004, with PFPC Trust. Incorporated by reference to the same document filed as Exhibit (g)(1) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 42 and the Investment Company Act of 1940 (Amendment No. 45), Registration No. 2-78066, as filed with the SEC on April 29, 2004.

            (2) Transfer Agency Services Agreement, dated as of February 23, 2004 with PFPC Inc. Incorporated by reference to the same document filed as Exhibit (g)(2) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 42 and the Investment Company Act of 1940 (Amendment No. 45), Registration No. 2-78066, as filed with the SEC on April 29, 2004.

(h) Other Material Contracts. Other material contracts not made in the ordinary course of business to be performed in whole or in part on or after the filing date of the registration statement.

            (Not applicable)

(i) Legal Opinions. An opinion and consent of counsel regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and nonassessable.

            (1) Opinion letter and written consent of Bingham McCutchen LLP, dated May 1, 2006, is filed as Exhibit (i)(1) to this Registration Statement.

(j) Other Opinions. Any other opinions, appraisals, or rulings, and related consents relied on in preparing the registration statement and required by section 7 of the Securities Act [15 U.S.C. 77g].

            (1) Written consent of Ernst & Young LLP, dated April 24, 2006, is filed as Exhibit (j)(1) to this Registration Statement (to be filed by amendment).

(k)   Omitted Financial Statements. Financial statements omitted from Item 22.

            (Not applicable)

(l) Initial Capital Agreements. Any agreements or understandings made in consideration for providing the initial capital between or among the HIT, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling.

            (Agreements for Advances, executed September 24, 1981, September 25, 1981, October 19, 1981 and April 16, 1982, previously submitted, have expired.)

(m) Rule 12b-1 Plan. Any plan entered into by the HIT under rule 12b-1 and any agreements with any person relating to the plan's implementation.

            (1) Plan for Distribution as amended, dated December 7, 1999. Incorporated by reference to the same document filed as
                  Exhibit 15 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 32 and the Investment Company Act of 1940 (Amendment No.35), Registration No.2-78066, as filed with the SEC on May 1, 2000.

(n) Rule 18f-3 Plan. Any plan entered into by the HIT under rule 18f-3 and any agreement with any person relating to the plan's implementation and any amendment to the plan or an agreement.

            (Not applicable)

(o)   Reserved.

(p) Codes of Ethics. Any codes of ethics adopted under rule 17j-1 of the Investment Company Act [17 CFR 270.17j-1] and currently applicable to the HIT (i.e., the codes of the HIT and its investment advisers and principal underwriters). If there are no codes of ethics applicable to the HIT, state the reason (e.g., that the Fund is a Money Market Fund).

            (1) The Rule 17j-1 HIT Code of Ethics. Incorporated by reference to the same document filed as Exhibit 12 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

            (2) The Wellington Management Company, LLP Rule 17j-1 Code of Ethics. Incorporated by reference to the same document filed as Exhibit 13 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

Other Exhibits:

            (1) Powers of Attorney for Trustees Sweeney, Chavez-Thompson, Latimer, Stanley, Hurt, Spear, Ravitch, and Trumka. Incorporated by reference to the same documents filed as
                  Exhibit 18(a) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 32 and the Investment Company Act of 1940 (Amendment No.35), Registration No.2-78066, as filed with the SEC on May 1, 2000.

            (2) Power of Attorney for Trustees Flynn and Sullivan. Incorporated by reference to the same documents filed as
                  Exhibit 18(c) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 33 and the Investment Company Act of 1940 (Amendment No.36), Registration No.2-78066, as filed with the SEC on May 30, 2000.

            (3) Power of Attorney for Trustee Frank. Incorporated by reference to the same document filed as Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 41 and the Investment Company Act of 1940 (Amendment No. 44), Registration No. 2-78066, as filed with the SEC on August 29, 2003.

            (4) Powers of Attorney for Trustees Walters, Williams and Quinn. Incorporated by reference to the same documents filed as
                  Exhibit 3 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 45 and the Investment Company Act of 1940 (Amendment No.48), Registration No.2-78066, as filed with the SEC on August 31, 2005.

            (5) Power of Attorney for Chief Executive Officer Coyle. Incorporated by reference to the same documents filed as
                  Exhibit 18(b) to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 32 and the Investment Company Act of 1940 (Amendment No. 35), Registration No. 2-78066, as filed with the SEC on May 1, 2000.

            (6) Power of Attorney for Chief Financial Officer Khatchadourian. Incorporated by reference to the same document filed as
                  Exhibit 14 to the HIT's Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 34 and the Investment Company Act of 1940 (Amendment No.37), Registration No.2-78066, as filed with the SEC on April 27, 2001.

            (7) Statement of Key Housing Investment Trust Obligations. Incorporated by reference to the same document filed as
                  Exhibit 1 to the Registration Statement on Form N-1A under the Securities Act of 1933 Post-Effective Amendment No. 39 and the Investment Company Act of 1940 (Amendment No.42), Registration No.2-78066, as filed with the SEC on September 27, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

            None.

ITEM 25. INDEMNIFICATION.

      Pursuant to Section 4.8 of the HIT's Declaration of Trust (see Exhibit
(a)(1) under "Exhibits" above), each Trustee and officer and each former Trustee and officer shall be indemnified against fines, judgments, amounts paid in settlement and expenses, including attorney's fees, actually and reasonably incurred in connection with any pending or threatened criminal action, civil suit or administrative or investigative proceeding (any "matter") against him or her arising by reason of the fact that he or she is or was a Trustee or officer of the HIT, or by reason of actions taken by him or her as such Trustee or officer, if it is found that his or her liability does not result from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct"). The finding that liability does not arise from disabling conduct may be made in a final decision by a court or other body before which the matter giving rise to the expense or liability was brought or, in the absence of such a decision, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the HIT as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to such matter ("disinterested non-party trustees") or (b) an independent legal counsel in a written opinion. Expenses of the kind eligible for indemnification may be paid as incurred by a Trustee or officer in advance of final disposition of a matter upon receipt of an undertaking by the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification hereunder if (a) the indemnitee provides security for his or her undertaking, (b) the HIT is insured for losses arising by reason of any lawful advances or (c) a majority of a quorum of disinterested non-party Trustees or independent legal counsel (in a written opinion) determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Section 4.8 is intended to provide indemnification to Trustees and officers to the full extent permitted by law and is to be construed and enforced to that extent.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund's investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

ITEM 27. PRINCIPAL UNDERWRITERS.

      None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act and Rules 31a-1 to 31a-3 thereunder are maintained in the possession of the Chief Executive Officer of the HIT, 1717 K Street, N.W., Suite 707, Washington, D.C. 20036.

ITEM 29. MANAGEMENT SERVICES.

      None.

ITEM 30. UNDERTAKINGS.

      None.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia on the 1st day of May, 2006.

                                    AMERICAN FEDERATION OF LABOR AND CONGRESS OF
                                    INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT
                                    TRUST

                                    By:
                                    /s/ Stephen Coyle
                                    --------------------------
                                    Stephen Coyle
                                    Chief Executive Officer

            Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of May, 2006:

                                            *
                                    --------------------------
                                    Richard Ravitch
                                    Chairman

                                            *
                                    --------------------------
                                    Linda Chavez-Thompson
                                    Trustee

                                            *
                                    --------------------------
                                    Frank Hurt
                                    Trustee

                                            *
                                    --------------------------
                                    John J. Flynn
                                    Trustee

                                            *
                                    --------------------------
                                    Edward C. Sullivan
                                    Trustee

                                            *
                                    --------------------------
                                    John Sweeney
                                    Trustee

                                            *
                                    --------------------------
                                    Richard L. Trumka
                                    Trustee

                                            *
                                    --------------------------
                                    George Latimer
                                    Trustee

                                            *
                                    --------------------------
                                    Tony Stanley
                                    Trustee

                                            *
                                    --------------------------
                                    Marlyn J. Spear
                                    Trustee

                                            *
                                    --------------------------
                                    Stephen Frank
                                    Trustee

                                            *
                                    --------------------------
                                    Jack Quinn
                                    Trustee

                                            *
                                    --------------------------
                                    James A. Williams
                                    Trustee

                                            *
                                    --------------------------
                                    Jon F. Walters
                                    Trustee

                                            *
                                    --------------------------
                                    Stephen Coyle
                                    Chief Executive Officer (Principal
                                    Executive Officer)

                                            *
                                    --------------------------
                                    Erica Khatchadourian
                                    Chief Financial Officer

                                    * Helen R. Kanovsky, by signing her name
                           hereto, signs this document on behalf of each of the persons so indicated above pursuant to powers of attorney duly executed by such person and previously filed with the SEC.

                                    /s/ Helen R. Kanovsky
                                    --------------------------
                                    Helen R. Kanovsky

                                INDEX TO EXHIBITS

(i)(1) Opinion letter and written consent, dated May 1, 2006, of Bingham McCutchen LLP

(j)(1)      Written consent of Ernst & Young LLP, dated April 25, 2006.